Prospectus

International

Delaware Macquarie Global Infrastructure Fund

(Class A, Class C, and Class R)

  December 31, 2009

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENTS IN THE FUND ARE NOT AND WILL NOT BE DEPOSITS WITH OR LIABILITIES OF MACQUARIE BANK LIMITED ABN 46 008 583 542 AND ITS HOLDING COMPANIES, INCLUDING THEIR SUBSIDIARIES OR RELATED COMPANIES (THE "MACQUARIE GROUP"), AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE DELAYS IN REPAYMENT AND LOSS OF INCOME AND CAPITAL INVESTED. NO MACQUARIE GROUP COMPANY GUARANTEES OR WILL GUARANTEE THE PERFORMANCE OF THE FUND, THE REPAYMENT OF CAPITAL FROM THE FUND, OR ANY PARTICULAR RATE OF RETURN.

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Fund profile

What are the Fund's investment objectives?

Delaware Macquarie Global Infrastructure Fund seeks long-term capital appreciation and current income. Although the Fund will strive to meet its investment objectives, there is no assurance that it will.

What are the Fund's main investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in securities issued by U.S. and non-U.S. companies that are principally engaged in the infrastructure industry (the 80% policy). Such securities include, but are not limited to, common, convertible and preferred stock, stapled securities, income trusts, limited partnerships, and limited partnership interests in the general partners of master limited partnerships, issued by infrastructure and infrastructure-related companies. All equity investments of the Fund will be listed securities, or securities that are expected to be listed, on recognized stock exchanges in the U.S. and outside of the U.S., including emerging market countries. Under normal circumstances, the Fund will invest in securities of issuers located throughout the world, including the U.S., and the Fund will invest at least 40% of its net assets in non-U.S. securities.

The Fund's investment manager, Delaware Management Company (Manager), has selected Macquarie Capital Investment Management LLC (MCIM) to serve as the Fund's sub-adviser. The sub-adviser is responsible for the day-to-day investment management of the Fund's assets. The sub-adviser selects investments for the Fund based on its own investment style and strategy.

Who should invest in the Fund

  Investors with long-term financial goals

  Investors seeking growth potential combined with the potential for regular income

  Investors seeking exposure to foreign investments

Who should not invest in the Fund

  Investors with short-term financial goals

  Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term

  Investors who are unwilling to accept the additional risks associated with foreign investments, including risks associated with investing in emerging markets, such as currency, political, and economic risks

A company is considered to be an infrastructure or infrastructure-related company if, in the opinion of MCIM, the company derives the majority of its revenue from infrastructure related activities such as owning or operating infrastructure assets (including: transportation assets such as toll roads, airports, seaports and railroads; regulated assets such as gas and water distribution facilities; utility assets such as electric transmission and distribution lines; and social assets such as hospitals and correctional facilities) and firms that operate in industries that provide the services and raw materials necessary for the construction and maintenance of infrastructure assets (such as engineering services, mining, shipping, alternative energy, construction, and concrete).

The Fund's 80% policy can be changed without shareholder approval. However, shareholders will be given at least 60 days' notice prior to any such change.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. The Fund will be affected by declines in stock prices, which can be caused by a drop in the stock market or poor performance in the infrastructure industry or particular companies. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, and accounting and regulatory standards that may be less stringent or less consistently applied than in the US.

 Because the Fund concentrates its investments in securities issued by companies principally engaged in the infrastructure industry, the Fund has greater exposure to the potential adverse economic, regulatory, political, and other changes affecting such entities.

 The Fund is considered "nondiversified" as defined in the Investment Company Act of 1940, as amended (1940 Act). That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risks and volatility.

 An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

 For a more complete discussion of risk, please see "The risks of investing in the Fund" below.

 You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Macquarie Global Infrastructure Fund performed?

There is no performance information for the Fund because it had not commenced operations as of the date of this Prospectus.

Fees and expenses

What are the Fund's fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

Class	A	C	R
	Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
	Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none[1]	1.00%[2]	none
	Maximum sales charge (load) imposed on reinvested dividends	none	none	none
	Redemption fees	none	none	none
	Exchange fees[3]	none	none	none
Annual fund operating expenses are deducted from the Fund's assets.[4]
	Class	A	C	R
	Management fees[5]	0.90%	0.90%	0.90%
	Distribution and service (12b-1) fees	0.30%[6]	1.00%	0.60%[6]
	Other expenses[7]	8.43%	8.43%	8.43%
	Total annual fund operating expenses	9.63%	10.33%	9.93%
	Fee waivers and payments	(0.05%)	none	(0.10%)
	Net expenses	9.58%	10.33%	9.83%
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. For the Fund's Class A and Class R shares, this example reflects the net operating expenses with the Distributor's expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years 2 through 10. For the Fund's Class C shares, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods shown. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.
		(if redeemed)
Class	A	C	C	R
1 year	$1,457	$1,005	$1,105	$959
3 years	$3,110	$2,858	$2,858	$2,757
1

A purchase of Class A shares of $1 million or more may be made at net asset value (NAV). However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase (Limited CDSC). Additional Class A purchase options that involve a contingent deferred sales charge (CDSC) may be permitted from time to time and will be disclosed in the Prospectus if they are available.

2	Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.
3	Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange shares into a fund that has a front-end sales charge.
4	In periods of market volatility, during which asset levels may fluctuate substantially, the Fund's annual fund operating expenses may vary from the numbers shown in the table above.
5

The Fund's investment manager, Delaware Management Company (Manager or we), has agreed to voluntarily waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding, in an aggregate amount, 1.20% of the Fund's average daily net assets from December 31, 2009 until such time as the voluntary expense cap is discontinued. After giving effect to the Manager's voluntary waivers and the Distributor's contractual waivers (see footnote 6), the total annual fund operating expenses for the Fund's Class A, Class C, and Class R shares are 1.45%, 2.20%, and 1.70%, respectively. The Manager's fee waivers and expense reimbursements apply only to expenses paid directly by the Fund, and may be discontinued at any time because they are voluntary.

6

The Fund's distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Class A and Class R shares' 12b-1 fee from December 31, 2009 through March 31, 2011 to no more than 0.25% and 0.50%, respectively, of average daily net assets of the Fund.

7	"Other expenses" are based on estimates for the current fiscal year.

How the Fund is managed

We take a disciplined approach to investing, combining investment strategies and risk management techniques that we believe can help shareholders meet their goals.

Investment strategies

The Manager has selected MCIM to serve as the Fund's sub-adviser. MCIM is responsible for the day-to-day investment management of the Fund's assets. MCIM selects investments for the Fund based on its own investment style and strategy.  Although MCIM serves as sub-adviser, the Manager has ultimate responsibility for all investment advisory services provided to the Fund and supervises MCIM's performance as sub-adviser.

MCIM researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that it believes are the best investments for the Fund.

Under normal circumstances, MCIM will allocate a substantial amount of the Fund's total assets in securities of: (i) issuers organized or located in the U.S; (ii) issuers organized or located outside the U.S.; (iii) issuers that primarily trade in a market located outside the U.S.; and (iv) issuers doing a substantial amount of business outside the U.S. MCIM will allocate the Fund's assets among various regions and countries, including the U.S. The Fund considers non-U.S. securities to include those securities issued by companies: (i) whose principal securities trading markets are outside the U.S.; (ii) that derive 50% or more of their total revenue from either goods or services produced or sales made in markets outside the U.S.; (iii) that have 50% or more of their assets outside the U.S.; (iv) that are linked to non-U.S. dollar currencies; or (v) that are organized under the laws of, or with principal offices in, a country other than the U.S. If engaged in temporary defensive strategies, the Fund may deviate substantially from the allocation described above.

The foundation of the Fund's investment process is comprehensive and ongoing analysis of infrastructure markets, using the specialist research and knowledge of the infrastructure investment team. MCIM believes that a systematic approach based on fundamental analysis to identify long-term value in infrastructure and infrastructure-related companies will produce superior investment performance. MCIM's specialist infrastructure securities investment team analyzes infrastructure companies to determine the quality of the infrastructure assets that are owned, operated, or managed by these companies and that therefore underpin these companies' cash flow and growth. The team also analyzes infrastructure-related companies through review of key revenue and earnings drivers, growth potential, management quality, competitive analysis, and infrastructure characteristics. Preference is given to securities that the team believes exhibit stability in earnings and a positive earnings outlook. For each infrastructure and infrastructure-related company, MCIM will develop a target valuation using various methods including proprietary models and the fundamental analysis discussed above. This information will then be used to construct a portfolio diversified by country and infrastructure sub-sector. MCIM may sell a security under a variety of circumstances, such as a change in investment rationale or due to a shift in market conditions.

MCIM does not normally acquire securities for short-term purposes; however, MCIM may take advantage of short-term opportunities that are consistent with the Fund's investment objective.

The Fund's investment objective is non-fundamental. This means that the Board may change the Fund's objective without obtaining shareholder approval. If the objective were changed, the Manager would notify shareholders at least 60 days before the change in the objective became effective.

The securities in which the Fund typically invests

Please see the Fund's Statement of Additional Information (SAI) for additional information about certain of the securities described below as well as other securities in which the Fund may invest.

Common or ordinary stocks

Common or ordinary stocks are securities that represent shares of ownership in a corporation. Stockholders participate in the corporation's profits proportionate to the number of shares they own.

How the Fund uses them: The Fund will generally invest its assets in common or ordinary stocks, some of which may be dividend-paying stocks.

Restricted securities

Restricted securities are privately placed securities whose resale is restricted under U.S. securities laws.

How the Fund uses them: The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as "Rule 144A Securities."  Restricted securities that are determined to be illiquid may not exceed the Fund's limit on investments in illiquid securities.

Illiquid securities

Illiquid securities are securities that do not have a ready market and cannot be readily sold within seven days at approximately the price at which a fund has valued them.

How the Fund uses them: The Fund may invest up to 15% of its net assets in illiquid securities.

Repurchase agreements

A repurchase agreement is an agreement between a buyer of securities, such as a fund, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Fund uses them: Typically, the Fund may use repurchase agreements as short-term investments for its cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. The Fund will only enter into repurchase agreements in which the collateral is U.S. government securities. In MCIM's discretion, the Fund may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

Convertible securities

Convertible securities are usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks.

How the Fund uses them: The Fund may invest a portion of its assets in convertible securities with its investment objectives and policies.

Stapled securities

A stapled security is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling the security.

How the Fund uses them:  To gain exposure to many infrastructure companies in Australia, the Fund may invest in stapled securities, which are widely used in Australia.

Income trusts

Income trusts are investment trusts that hold income-producing assets. The income is passed on to the unit holders.

How the Fund uses them:  To gain exposure to certain oil and gas pipeline and other infrastructure related assets, the Fund may invest up to 10% of its assets in Canadian income trusts.

Master limited partnerships (MLPs)

A type of limited partnership that is publicly traded. There are two types of partners in this partnership: the limited partner is the person or group that provides the capital to the MLP and receives periodic income distributions from the MLP's cash flow, whereas the general partner is the party responsible for managing the MLP's affairs and receives compensation that is linked to the performance of the venture. One of the most crucial criteria that must be met in order for an MLP to avoid treatment as a corporation for federal income tax purposes (thus subjecting it to entity-level income taxation) is that such MLP must derive at least 90% of its income from passive sources, including interest, dividends, real property rents, gains from sale of real estate, certain income derived from exploration and development of mineral or natural resources, and certain other sources. The advantage of an MLP, provided that it is treated as a partnership for federal income tax purposes, is that it combines the form of a partnership (no entity-level income tax imposed on the partnership) with the liquidity of a publicly traded company.

How the Fund uses them: To gain exposure to certain oil and gas pipeline and other infrastructure related assets in the United States, the Fund may invest up to 25% of its assets in MLPs.

Other investment strategies

Borrowing from banks

The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amounts borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective.

Lending securities

The Fund may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Fund's securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect changes in the value of the loaned securities. These transactions may generate additional income for the Fund.

Initial public offerings (IPOs)

Under certain market conditions, the Fund may invest in companies at the time of their IPO. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Temporary defensive positions

In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments.  These investments may not be consistent with the Fund's investment objective.  To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective.

Portfolio turnover

The Fund anticipates that its annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. A turnover rate of 100% would occur if, for example, the Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year could generate taxes for shareholders on realized investment gains.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — like the stock or bond market — will decline in value because of economic conditions, future expectations, or investor confidence.

How the Fund strives to manage it: The Fund maintains a long-term investment approach and focus on stocks that MCIM believes may appreciate over an extended time frame regardless of interim market fluctuations. In deciding what portion of the Fund's portfolio should be invested in any individual country, MCIM evaluates a variety of factors, including opportunities and risks relative to other countries. MCIM does not try to predict overall stock market movements and does not trade for short-term purposes.

Industry and security risks

Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such a pending merger or actual or threatened bankruptcy).

How the Fund strives to manage them: The Fund holds a number of different securities of different issuers, seeking to manage individual security risk. However, the Fund does concentrate its investments in securities issued by companies primarily engaged in the infrastructure industry. As a consequence, the share price of the Fund may fluctuate in response to factors affecting that industry, and may fluctuate more widely than a portfolio that invests in a broader range of industries.

Master limited partnership risk

Master limited partnership risk is the risk that holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships.

How the Fund strives to manage it:  MCIM evaluates the effect of voting limitations and tax risks associated with investing in MLPs during the security evaluation process. Prior to making an investment decision, MCIM considers both of these issues when assessing the risk/reward of investing in any individual MLP.

Emerging markets risk

Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

How the Fund strives to manage it:  The Fund may invest in emerging market securities.

Striving to manage this risk for the Fund, MCIM carefully screens securities within emerging markets and attempts to consider material risks associated with an individual company or bond issuer. However, there is no way to eliminate emerging market risk when investing internationally.

Political risk

Political risk is the risk that countries or an entire region may experience political instability. This may cause greater fluctuation in the value and liquidity of investments due to changes in currency exchange rates, governmental seizures, or nationalization of assets.

How the Fund strives to manage it:  MCIM evaluates the political situations in the countries where the Fund invests and takes into account any reasonable potential risks before it selects securities for the Fund. However, there is no way to eliminate political risk when investing internationally.

Currency risk

Currency risk is the risk that the value of a fund's investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

How the Fund strives to manage it: The Fund attempts to mitigate this risk through diversification across multiple countries in the portfolio. In addition, under certain circumstances, MCIM may try to hedge the Fund's currency risk by purchasing foreign currency exchange contracts. If the Fund agrees to purchase or sell foreign securities at a pre-set price on a future date, MCIM may attempt to protect the value of a security the Fund owns from future changes in currency rates. If the Fund has agreed to purchase or sell a security, MCIM may also use foreign currency exchange contracts to "lock-in" the security's price in terms of U.S. dollars or another applicable currency. The Fund may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful. Hedging is typically less practical in emerging markets.

Information risk

Information Risk is the risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the U.S.

How the Fund strives to manage it:  MCIM conducts fundamental research on the companies that the Fund invests in rather than relying solely on information available through financial reporting. As part of its worldwide research process, MCIM emphasizes visits with company management. MCIM believes this will help it to better uncover any potential weaknesses in individual companies.

Inefficient market risk

Inefficient market risk is the risk that foreign markets may be less liquid, have greater price volatility, less regulation, and higher transaction costs than U.S. markets.

How the Fund strives to manage it:  The Fund will attempt to reduce this risk by investing in a number of different countries, noting trends in the economy, industries, and financial markets.

Transaction costs risks

Transaction costs risk is the risk that the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

How the Fund strives to manage it:  MCIM strives to monitor transaction costs and to choose an efficient trading strategy for the Fund.

Nondiversification risk

Nondiversified investment companies have the flexibility to invest as much as 50% of their assets in as few as two issuers with no single issuer accounting for more than 25% of the fund. The remaining 50% of the fund must be diversified so that no more than 5% of a fund's assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of fund shares may increase or decrease more rapidly than if the fund were fully diversified.

How the Fund strives to manage it:  The Fund is a nondiversified fund and is subject to this risk. Nevertheless, the Fund typically holds securities from a variety of different issuers, representing different sub-sectors of the infrastructure industry. MCIM performs an analysis on all securities in the Fund's portfolio including a further review of securities that represent a larger percentage of portfolio assets.

Liquidity risk

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

How the Fund strives to manage it: The Fund limits exposure to illiquid securities to no more than 15% of its net assets.

Counterparty risk

If a fund enters into a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the fund may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

How the Fund strives to manage it: The Fund tries to minimize this risk by considering the creditworthiness of all parties before it enters into transactions with them. The Fund will hold collateral from counterparties consistent with applicable regulations.

Government and regulatory risks

Governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a fund.

How the Fund strives to manage it:  The Fund evaluates the economic and political climate in the U.S. before selecting securities.  The Fund typically diversifies its assets among a number of different securities in a variety of sectors in order to minimize the impact of any legislative or regulatory development affecting particular issuers, or market sectors.

Disclosure of portfolio holdings information

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Who manages the Fund

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. The Manager makes investment decisions for the Fund, manages the Fund's business affairs, and provides daily administrative services. For its services to the Fund, the Manager is entitled to be paid a fee of:

0.90% of average daily net assets up to $500 million
 0.85% of average daily net assets from $500 million to $1 billion
0.80% of average daily net assets from $1 billion to $2.5 billion; and
0.75% of average daily net assets thereafter

Because the Fund had not yet commenced operations as of the date of this Prospectus, it has not issued an annual or semiannual shareholder report. Consequently, a discussion of the basis for the Board's approval of the Fund's investment advisory contract will be available in a future shareholder report.

Sub-adviser

Macquarie Capital Investment Management LLC (MCIM) is currently the sub-adviser for the Fund. As sub-adviser, MCIM is responsible for day-to-day management of the Fund's assets. Although MCIM serves as sub-adviser, the Manager has ultimate responsibility for all investment advisory services provided to the Fund and supervises MCIM's performance as sub-adviser.

Portfolio manager

Andrew Maple-Brown has primary responsibility for making day-to-day investment decisions for the Fund.

Andrew Maple-Brown, Senior Vice President, Portfolio Manager — Macquarie Funds Group
Andrew Maple-Brown is a member of Macquarie Funds Group’s infrastructure securities investment team, with primary responsibility for managing the team’s North America–based portfolios, including Delaware Macquarie Global Infrastructure Fund. He joined the firm in 2001 in the debt markets division, where his focus was primarily on infrastructure transactions, particularly public-private partnerships. Maple-Brown also worked extensively on structured securitization transactions, including business securitizations for both water and pub assets and commercial mortgage-backed securities. Previously, he spent four years at Lend Lease in the project finance group, and he has more than 10 years of experience in financing infrastructure and structured property transactions. Maple-Brown earned bachelor’s degrees in engineering and commerce from the University of Sydney, and a master’s degree in applied finance from Macquarie University, located in Sydney, Australia.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of Fund shares.

Manager of managers structure

The Fund and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Fund's Board, for overseeing the Fund's sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Fund, the Manager may, in the future, recommend to the Fund's Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisers to manage all or a portion of the Fund's portfolio.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

Who's who

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the fund's service providers. The Fund relies on certain exemptive rules adopted by the SEC that require the board of trustees to be composed of a majority of trustees independent of a fund's investment manager and distributor.

Investment manager and sub-adviser: An investment manager is a company with overall responsibility for the management of a fund's assets. A sub-adviser is a company generally responsible for the day-to-day management of the fund's assets or some portion thereof. The sub-adviser is selected and supervised by the investment manager. The investment manager or the sub-adviser, as the case may be, is responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Portfolio managers: Portfolio managers make investment decisions for individual portfolios.

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Custodian: Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

Financial advisors: Financial advisors provide advice to their clients. They are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund's assets.

Shareholders: Mutual fund shareholders have specific voting rights on matters such as material changes in the terms of a fund's management contract and changes to fundamental investment policies.

About your account

Investing in the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.Delaware Management Trust Company will not accept contributions into existing 403(b) custodial accounts.

Choosing a share class

Class A

  Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares.

  If you invest $50,000 or more, your front-end sales charge will be reduced.

  You may qualify for other reduced sales charges, and, under certain circumstances, the sales charge may be waived, as described in "How to reduce your sales charge," below.

  Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (currently limited to 0.25%) of average daily net assets, which is lower than the 12b-1 fee for Class C and Class R shares. See "Dealer compensation" below for further information.

  Class A shares generally are not subject to a CDSC, except in the limited circumstances described in the table below.

  Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.

Class A sales charges

The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of sales charge, and rounding.

Amount of purchase	Sales charge as % of offering price	Sales charge as % of net amount invested
Less than $50,000	5.75%	6.54%
$50,000 but less than $100,000	4.75%	5.41%
$100,000 but less than $250,000	3.75%	4.31%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	none*	none*

* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if the Distributor paid your financial advisor a commission on your purchase of $1 million or more of Class A shares, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the "NAV at the time of purchase" will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Investments® Fund and, in the event of an exchange of Class A shares, the "NAV of such shares at the time of redemption" will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See "Dealer compensation" below for a description of the dealer commission that is paid.

Class C

  Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

  In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see "Calculation of contingent deferred sales Charges — Class C" below.

  Under certain circumstances, the CDSC may be waived; please see "Waivers of contingent deferred sales charges" below for further information.

  Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

  Because of their higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

  Class C shares do not automatically convert to another class.

  You may purchase only up to $1 million of Class C shares at any one time. Orders that exceed $1 million will be rejected.  The limitation on maximum purchases varies for retirement plans.

Class R

  Class R shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a CDSC.

  Class R shares are subject to an annual 12b-1 fee no greater than 0.60% (currently limited to 0.50%) of average daily net assets, which is lower than the 12b-1 fee for Class C shares.

  Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

  Class R shares do not automatically convert to another class.

  Class R shares generally are available only to: (i) qualified and nonqualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and noncustodial 403(b) plans, as well as other nonqualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) individual retirement account (IRA) rollovers from plans that were previously maintained on the Delaware Investments ® retirement recordkeeping system or BISYS's retirement recordkeeping system that are offering Class R shares to participants.

Except as noted above, no other IRAs are eligible for Class R shares (for example, no traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, or SARSEPs). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Calculation of contingent deferred sales charges — Class C
CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time the shares being redeemed were purchased or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "NAV at the time of purchase" will be the NAV at purchase of Class C shares of the Fund, even if those shares are later exchanged for shares of another Delaware Investments® Fund. In the event of an exchange of the shares, the "NAV of such shares at the time of redemption" will be the NAV of the shares that were acquired in the exchange.

Dealer compensation

The financial advisor that sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated.

	Class A1	Class C2	Class R3
Commission (%)	—	1.00%	—
Investment less than $50,000	5.00%	—	—
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.00%	—	—
$250,000 but less than $500,000	2.00%	—	—
$500,000 but less than $1 million	1.60%	—	—
$1 million but less than $5 million	1.00%	—	—
$5 million but less than $25 million	0.50%	—	—
$25 million or more	0.25%	—	—
12b-1 fee to dealer	0.25%	1.00%	0.60%

1 On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive up to 0.30% of the 12b-1 fee applicable to Class A shares. However, the Distributor has contracted to limit this amount to 0.25% from December 31, 2009 through March 31, 2011.

2 On sales of Class C shares, the Distributor may pay your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Alternatively, certain intermediaries may not be eligible to receive the up-front commission of 1.00%, but may receive the 12b-1 fee for Class C shares from the date of purchase.

3 On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets. However, the Distributor has contracted to limit this amount to 0.50% from December 31, 2009 through March 31, 2011. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.60% from the date of purchase, although this rate is currently 0.50%.

Payments to intermediaries

The Distributor and its affiliates may pay additional compensation (at their own expense and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with "shelf space" or a higher profile with the Financial Intermediary's consultants, salespersons, and customers (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year will vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Fund's shares.

For more information, please see the SAI.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial advisor or the Fund in order to qualify for a reduction in sales charges. Such information may include your Delaware Investments® Funds holdings in any other accounts, including retirement accounts, held indirectly or through an intermediary, and the names of qualifying family members and their holdings. Class R shares have no up-front sales charge or CDSC. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge.

Letter of intent and rights of accumulation

Through a letter of intent you agree to invest a certain amount in Delaware Investments Funds (except money market funds with no sales charge) over a 13-month period to qualify for reduced front-end sales charges.

You can combine your holdings or purchases of all Delaware Investments Funds (except money market funds with no sales charge) as well as the holdings and purchases of your spouse and children under 21 to qualify for reduced front-end sales charges.

Class A	Class C
Available	Although the letter of intent and rights of accumulation do not apply to Class C, you can combine the value of your Class A shares with your purchase of Class C shares to fulfill your letter of intent or qualify for rights of accumulation.

Reinvestment of redeemed shares

Up to 12 months after you redeem shares, you can reinvest the proceeds without paying a sales charge.

Class A	Class C
You will not have to pay an additional front-end sales charge.	Not available

SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase,
403(b)(7), and 457 Retirement Plans

These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group.  Members of these groups may also qualify to purchase shares without a front-end sales charge and may qualify for a waiver of any CDSCs on Class A shares.

Class A	Class C
You will not have to pay an additional front-end sales charge.	Not available

Buying Class A shares at net asset value

Class A shares of the Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege.  The Fund reserves the right to modify or terminate these arrangements at any time.

  Shares purchased under the Delaware Investments® dividend reinvestment plan and, under certain circumstances, the exchange privilege and the 12-month reinvestment privilege.

  Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Delaware Investments ® Fund, the Manager, or any of the Manager's current affiliates and those that may in the future be created; (ii) legal counsel to the Delaware Investments® Funds; and (iii) registered representatives and employees of broker/dealers who have entered into dealer's agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan established by any of the foregoing entities, counsel, or broker/dealers may also purchase shares at NAV.

  Shareholders who own Class A shares of Delaware Cash Reserve ® Fund as a result of a liquidation of a Delaware Investments ® Fund may exchange into Class A shares of another Delaware Investments ® Fund at NAV.

  Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Delaware Investments® Funds.

  Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.

  Purchases for the benefit of the clients of brokers, dealers, and registered investment advisors if such brokers, dealers, or investment advisors have entered into an agreement with the Distributor providing specifically for the purchase of Class A shares in connection with special investment products, such as wrap accounts or similar fee-based programs. Investors may be charged a fee when effecting transactions in Class A shares through a broker or agent that offers these special investment products.

  Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of the Fund's Institutional Class, if applicable.

  Purchases by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firms have entered into a Class A NAV agreement with respect to such retirement platforms.

  Purchases by certain legacy bank sponsored retirement plans that meet requirements set forth in the SAI.

  Purchases by certain legacy retirement assets that meet requirements set forth in the SAI.

  Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

  Purchases by certain participants of particular group retirement plans as described in the SAI.

  Loan repayments made to a Fund account in connection with loans originated from accounts previously maintained by another investment firm.

Waivers of contingent deferred sales charges

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Information about existing sales charges and sales charge reductions and waivers is available free of charge on the Delaware Investments ® Funds' Web site at www.delawareinvestments.com. Additional information on sales charges can be found in the SAI, which is available upon request.

The Fund's applicable CDSCs may be waived under the following circumstances:

Redemptions in accordance with a systematic withdrawal plan

Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.

Classes A1 and C
Available

Redemptions that result from the right to liquidate a shareholder's account

Redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

Classes A1 and C
Available

Section 401(a) qualified retirement plan distributions

Distributions to participants or beneficiaries from a retirement plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (Code).

Class A1	Class C
Available	Not available

Section 401(a) qualified retirement plan redemptions

Redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under Section 401(a) of the Code with respect to that retirement plan.

Class A1	Class C
Available	Not available

Periodic distributions from an individual retirement account

Periodic distributions from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans) not subject to a penalty under Section 72(t)(2)(A) of the Code or a hardship or unforeseen emergency provision in the qualified plan as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Code.

Classes A1 and C
Available

Returns of excess contributions due to any regulatory limit

Returns of excess contributions due to any regulatory limit from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans)

Classes A1 and C
Available

Distributions by other employee benefit plans

Distributions by other employee benefit plans to pay benefits.

Class A1	Class C
Available	Not available

Systematic withdrawals from a retirement account or qualified plan

Systematic withdrawals from a retirement account or qualified plan that are not subject to a penalty pursuant to Section 72(t)(2)(A) of the Code or a hardship or unforeseen emergency provision in the qualified plan 2 as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Code. The systematic withdrawal may be pursuant to the systematic withdrawal plan for the Delaware Investments® Funds or a systematic withdrawal permitted by the Code.

Classes A1 and C
Available

Distributions from an account of a redemption resulting from death or disability

Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code, as amended (Code)) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

Classes A1 and C
Available

Redemptions by certain legacy retirement assets

Redemptions by certain legacy retirement assets that meet the requirements set forth in the SAI.

Classes A1 and C
Available

Redemptions by the classes of shareholders who are permitted to purchase shares at NAV

Redemptions by the classes of shareholders who are permitted to purchase shares at NAV, regardless of the size of the purchase.  See "Buying Class A shares at net asset value" above.

Class A1	Class C
Available	Not available

1The waiver of Class A shares relates to a waiver of the Limited CDSC.  Please note that you or your financial advisor will have to notify us at the time of purchase that the trade qualifies for such waiver.
2Qualified plans that are fully redeemed at the direction of the plan's fiduciary are subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

How to buy shares

Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments at P.O. Box 219691, Kansas City, MO 64121-9691 or 430 W. 7th Street, Kansas City, MO 64105-1407 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application with your check.

Please note that purchase orders submitted by mail will not be accepted until such orders are received by Delaware Investments at P.O. Box 219691, Kansas City, MO 64121-9691 for investments by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 for investments by overnight courier service. Please do not send purchase orders to 2005 Market Street, Philadelphia, PA 19103-7094.

By wire

Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #021000018, bank account number 8900403748. Include your account number and the name of the fund and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 523-1918 so we can assign you an account number.

By exchange

You may exchange all or part of your investment in one or more Delaware Investments ® Funds for shares of other Delaware Investments ® Funds. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

Through automated shareholder services

You may purchase or exchange shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. The minimum initial purchase is $250, and you can make additional investments of $25 or more, if you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan. The minimum initial purchase for a Coverdell Education Savings Account (formerly, an "Education IRA") is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs, or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day's closing share price, which is based on a fund's NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day's price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of a fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. For a fund that invests primarily in foreign securities, the NAV may change on days when the shareholder will not be able to purchase or redeem fund shares. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board.  For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value.

Fair valuation

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broad stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and which is subject to the Board's oversight.

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA, and Coverdell Education Savings Account, the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call our Shareholder Service Center at 800 523-1918.

Document delivery

If you have an account in the same Delaware Investments ® Fund as another member of your household, we send your household one copy of the Fund's prospectus and annual and semiannual reports unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Fund. We will continue to send one copy of each of these documents to your household until you notify us that you wish to receive individual materials. If you wish to receive individual materials, please call our Shareholder Service Center at 800 523-1918 or your financial advisor. We will begin sending you individual copies of these documents 30 days after receiving your request.

How to redeem shares

Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares (selling them back to the Fund). Your financial advisor may charge a separate fee for this service.

By mail

You may redeem your shares by mail by writing to: Delaware Investments at P.O. Box 219691, Kansas City, MO 64121-9691 or 430 W. 7th Street, Kansas City, MO 64105-1407 for redemptions by overnight courier service. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

Please note that redemption orders submitted by mail will not be accepted until such orders are received by Delaware Investments at P.O. Box 219691, Kansas City, MO 64121-9691 for redemptions by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 for redemptions by overnight courier service. Please do not send redemption requests to 2005 Market Street, Philadelphia, PA 19103-7094.

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

By wire

You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next Business Day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

Through automated shareholder services

You may redeem shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

 If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares and an authorized agent or we receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next Business Day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares' NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement assures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Redemptions-in-kind

The Fund has reserved the right to pay for redemptions with portfolio securities under certain conditions.  See the SAI for more information on redemptions in-kind.

Account minimums

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, or accounts with automatic investing plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, we may redeem your account after 60 days' written notice to you.

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic investment plan

The automatic investment plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct deposit

With direct deposit, you can make additional investments through payroll deductions, recurring government or private payments such as Social Security, or direct transfers from your bank account.

Electronic delivery

With Delaware eDelivery, you can receive your fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure internet environment at any time, from anywhere.

Online account access

Online account access is a password-protected area of the Delaware Investments® Funds' Web site that gives you access to your account information and allows you to perform transactions in a secure internet environment.

Systematic exchange option

With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments® Funds. These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend reinvestment plan

Through the dividend reinvestment plan, you can have your distributions reinvested in your account or the same share class in another Delaware Investments® Fund. The shares that you purchase through the dividend reinvestment plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges

You may generally exchange all or part of your shares for shares of the same class of another Delaware Investments® Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund, you will pay any applicable sales charge on your new shares. When exchanging Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

On demand service

Through the on demand service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. There is a minimum transfer of $25 and a maximum transfer of $100,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

Direct deposit service

Through the direct deposit service, you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

Systematic withdrawal plan

Through the systematic withdrawal plan, you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

The applicable Limited CDSC for Class A shares and the CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

Frequent trading of Fund shares

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The  Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term "roundtrips" — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 Business Days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter or within 90 rolling calendar days as a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund's current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund's market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund's performance, if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a fund's NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; U.S. Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar cost averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to have financial intermediaries apply the Fund's monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Fund's frequent trading policy with respect to an omnibus account, the Fund or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Fund's policy, to shareholders investing in the Fund through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Fund. Such restrictions may include, without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Fund shares, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Fund shares.

Limitations on ability to detect and curtail market timing

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions

The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends quarterly. The Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual statements

Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid "buying a dividend"

If you are a taxable investor and invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax considerations

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of the Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

Sale or redemption of Fund Shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Investments ® Fund is the same as a sale.

Backup withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.
Other. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any, and, with respect to taxable years of the Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion of "Dividends, distributions, and taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Certain management considerations

Investments by funds of funds and similar investment vehicles

The Fund may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans. A "529 Plan" is a college savings program that operates under Section 529 of the Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

Financial highlights

Because the Fund had not yet commenced operations as of the date of this Prospectus, there are no financial highlights for the Fund.

How to read the financial highlights

Net investment income (loss)
 Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from: Net realized gain on investments."

Net asset value (NAV)
 This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
 This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
 The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
 We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

Additional information

Contact information

  Web site: www.delawareinvestments.com

  E-mail: service@delinvest.com

  Shareholder Service Center: 800 523-1918

Call the Shareholder Service Center weekdays from 8 a.m. to 7 p.m. Eastern time:

  For fund information, literature, price, yield, and performance figures.

  For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

  Delaphone Service: 800 362-FUND (800 362-3863)
  For convenient access to account information or current performance information on all Delaware Investments® Funds seven days a week, 24 hours a day, use this touch-tone service.

  Written correspondence: P.O. Box 219691, Kansas City, MO 64121-9691 or
  430 W. 7th Street, Kansas City, MO 64105-1407.

Delaware Macquarie Global Infrastructure Fund symbols

	CUSIP	Nasdaq
Class A	245914551	DMGAX
Class C	245914544	DMGCX
Class R	245914528	DMGRX

Additional information about the Fund's investments is available in its annual and semiannual shareholder reports. In the Fund's annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can find more information about the Fund in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual report, or if you have any questions about investing in the Fund, write to us at P.O. Box 219691, Kansas City, MO 64121-9691 by regular mail or
430 W. 7th Street, Kansas City, MO 64105-1407 by overnight courier service, or call toll-free 800 523-1918. The SAI and shareholder reports are available, free of charge, through the Fund's Web site (www.delawareinvestments.com). You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC Web site (www.sec.gov). You can get copies of this information, after paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC,
 100 F Street, NE, Washington, DC 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the
 SEC at 202 551-8090.

PR-211 [12/09] DG3 14771 [12/09]

Investment Company Act number: 811-06324

Prospectus

International

Delaware Macquarie Global Infrastructure Fund

(Institutional Class)

  December 31, 2009

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENTS IN THE FUND ARE NOT AND WILL NOT BE DEPOSITS WITH OR LIABILITIES OF MACQUARIE BANK LIMITED ABN 46 008 583 542 AND ITS HOLDING COMPANIES, INCLUDING THEIR SUBSIDIARIES OR RELATED COMPANIES (THE "MACQUARIE GROUP"), AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE DELAYS IN REPAYMENT AND LOSS OF INCOME AND CAPITAL INVESTED. NO MACQUARIE GROUP COMPANY GUARANTEES OR WILL GUARANTEE THE PERFORMANCE OF THE FUND, THE REPAYMENT OF CAPITAL FROM THE FUND, OR ANY PARTICULAR RATE OF RETURN.

Get shareholder reports and prospectuses online instead of in the mail.
Visit www.delawareinvestments.com/edelivery.

Fund profile

What are the Fund's investment objectives?

Delaware Macquarie Global Infrastructure Fund seeks long-term capital appreciation and current income. Although the Fund will strive to meet its investment objectives, there is no assurance that it will.

What are the Fund's main investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in securities issued by U.S. and non-U.S. companies that are principally engaged in the infrastructure industry (the 80% policy). Such securities include, but are not limited to, common, convertible and preferred stock, stapled securities, income trusts, limited partnerships, and limited partnership interests in the general partners of master limited partnerships, issued by infrastructure and infrastructure-related companies. All equity investments of the Fund will be listed securities, or securities that are expected to be listed, on recognized stock exchanges in the U.S. and outside of the U.S., including emerging market countries. Under normal circumstances, the Fund will invest in securities of issuers located throughout the world, including the U.S., and the Fund will invest at least 40% of its net assets in non-U.S. securities.

The Fund's investment manager, Delaware Management Company (Manager), has selected Macquarie Capital Investment Management LLC (MCIM) to serve as the Fund's sub-adviser. The sub-adviser is responsible for the day-to-day investment management of the Fund's assets. The sub-adviser selects investments for the Fund based on its own investment style and strategy.

Who should invest in the Fund

  Investors with long-term financial goals

  Investors seeking growth potential combined with the potential for regular income

  Investors seeking exposure to foreign investments

Who should not invest in the Fund

  Investors with short-term financial goals

  Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term

  Investors who are unwilling to accept the additional risks associated with foreign investments, including risks associated with investing in emerging markets, such as currency, political, and economic risks

A company is considered to be an infrastructure or infrastructure-related company if, in the opinion of MCIM, the company derives the majority of its revenue from infrastructure related activities such as owning or operating infrastructure assets (including: transportation assets such as toll roads, airports, seaports and railroads; regulated assets such as gas and water distribution facilities; utility assets such as electric transmission and distribution lines; and social assets such as hospitals and correctional facilities) and firms that operate in industries that provide the services and raw materials necessary for the construction and maintenance of infrastructure assets (such as engineering services, mining, shipping, alternative energy, construction, and concrete).

The Fund's 80% policy can be changed without shareholder approval. However, shareholders will be given at least 60 days' notice prior to any such change.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. The Fund will be affected by declines in stock prices, which can be caused by a drop in the stock market or poor performance in the infrastructure industry or particular companies. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, and accounting and regulatory standards that may be less stringent or less consistently applied than in the US.

 Because the Fund concentrates its investments in securities issued by companies principally engaged in the infrastructure industry, the Fund has greater exposure to the potential adverse economic, regulatory, political, and other changes affecting such entities.

 The Fund is considered "nondiversified" as defined in the Investment Company Act of 1940, as amended (1940 Act). That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risks and volatility.

 An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

 For a more complete discussion of risk, please see "The risks of investing in the Fund" below.

 You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Macquarie Global Infrastructure Fund performed?

There is no performance information for the Fund because it had not commenced operations as of the date of this Prospectus.

Fees and expenses

What are the Fund's fees and expenses?

You do not pay sales charges when you buy or sell Institutional Class shares of the Fund.

Class	Institutional
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
Maximum sales charge (load) imposed on reinvested dividends	none
Redemption fees	none
Exchange fees[1]	none
Annual fund operating expenses are deducted from the Fund's assets.[2]
Class	Institutional
Management fees[3]	0.90%
Distribution and service (12b-1) fees	none
Other expenses	8.43%
Total annual fund operating expenses	9.33%
This example is intended to help you compare the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund's actual return may be greater or less than the hypothetical 5% return used here. This example does not reflect voluntary expense waivers and assumes that the Fund's total operating expenses remain unchanged in each of the periods shown. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.
Class	Institutional
1 year	$913
3 years	$2,613
1	Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange shares into a fund that has a front-end sales charge.
2	In periods of market volatility, during which asset levels may fluctuate substantially, the Fund's annual fund operating expenses may vary from the numbers shown in the table above.
3

The Manager has agreed to voluntarily waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding, in an aggregate amount, 1.20% of the Fund's average daily net assets, from December 31, 2009 until such time as the voluntary expense caps are discontinued. These fee waivers and expense reimbursements apply only to expenses paid directly by the Fund, and may be discontinued at any time because they are voluntary.

How the Fund is managed

We take a disciplined approach to investing, combining investment strategies and risk management techniques that we believe can help shareholders meet their goals.

Investment strategies

The Manager has selected MCIM to serve as the Fund's sub-adviser. MCIM is responsible for the day-to-day investment management of the Fund's assets. MCIM selects investments for the Fund based on its own investment style and strategy.  Although MCIM serves as sub-adviser, the Manager has ultimate responsibility for all investment advisory services provided to the Fund and supervises MCIM's performance as sub-adviser.

MCIM researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that it believes are the best investments for the Fund.

Under normal circumstances, MCIM will allocate a substantial amount of the Fund's total assets in securities of: (i) issuers organized or located in the U.S; (ii) issuers organized or located outside the U.S.; (iii) issuers that primarily trade in a market located outside the U.S.; and (iv) issuers doing a substantial amount of business outside the U.S. MCIM will allocate the Fund's assets among various regions and countries, including the U.S. The Fund considers non-U.S. securities to include those securities issued by companies: (i) whose principal securities trading markets are outside the U.S.; (ii) that derive 50% or more of their total revenue from either goods or services produced or sales made in markets outside the U.S.; (iii) that have 50% or more of their assets outside the U.S.; (iv) that are linked to non-U.S. dollar currencies; or (v) that are organized under the laws of, or with principal offices in, a country other than the U.S. If engaged in temporary defensive strategies, the Fund may deviate substantially from the allocation described above.

The foundation of the Fund's investment process is comprehensive and ongoing analysis of infrastructure markets, using the specialist research and knowledge of the infrastructure investment team. MCIM believes that a systematic approach based on fundamental analysis to identify long-term value in infrastructure and infrastructure-related companies will produce superior investment performance. MCIM's specialist infrastructure securities investment team analyzes infrastructure companies to determine the quality of the infrastructure assets that are owned, operated, or managed by these companies and that therefore underpin these companies' cash flow and growth. The team also analyzes infrastructure-related companies through review of key revenue and earnings drivers, growth potential, management quality, competitive analysis, and infrastructure characteristics. Preference is given to securities that the team believes exhibit stability in earnings and a positive earnings outlook. For each infrastructure and infrastructure-related company, MCIM will develop a target valuation using various methods including proprietary models and the fundamental analysis discussed above. This information will then be used to construct a portfolio diversified by country and infrastructure sub-sector. MCIM may sell a security under a variety of circumstances, such as a change in investment rationale or due to a shift in market conditions.

MCIM does not normally acquire securities for short-term purposes; however, MCIM may take advantage of short-term opportunities that are consistent with the Fund's investment objective.

The Fund's investment objective is non-fundamental. This means that the Board may change the Fund's objective without obtaining shareholder approval. If the objective were changed, the Manager would notify shareholders at least 60 days before the change in the objective became effective.

The securities in which the Fund typically invests

Please see the Fund's Statement of Additional Information (SAI) for additional information about certain of the securities described below as well as other securities in which the Fund may invest.

Common or ordinary stocks

Common or ordinary stocks are securities that represent shares of ownership in a corporation. Stockholders participate in the corporation's profits proportionate to the number of shares they own.

How the Fund uses them: The Fund will generally invest its assets in common or ordinary stocks, some of which may be dividend-paying stocks.

Restricted securities

Restricted securities are privately placed securities whose resale is restricted under U.S. securities laws.

How the Fund uses them: The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as "Rule 144A Securities."  Restricted securities that are determined to be illiquid may not exceed the Fund's limit on investments in illiquid securities.

Illiquid securities

Illiquid securities are securities that do not have a ready market and cannot be readily sold within seven days at approximately the price at which a fund has valued them.

How the Fund uses them: The Fund may invest up to 15% of its net assets in illiquid securities.

Repurchase agreements

A repurchase agreement is an agreement between a buyer of securities, such as a fund, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Fund uses them: Typically, the Fund may use repurchase agreements as short-term investments for its cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. The Fund will only enter into repurchase agreements in which the collateral is U.S. government securities. In MCIM's discretion, the Fund may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

Convertible securities

Convertible securities are usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks.

How the Fund uses them: The Fund may invest a portion of its assets in convertible securities with its investment objectives and policies.

Stapled securities

A stapled security is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling the security.

How the Fund uses them:  To gain exposure to many infrastructure companies in Australia, the Fund may invest in stapled securities, which are widely used in Australia.

Income trusts

Income trusts are investment trusts that hold income-producing assets. The income is passed on to the unit holders.

How the Fund uses them:  To gain exposure to certain oil and gas pipeline and other infrastructure related assets, the Fund may invest up to 10% of its assets in Canadian income trusts.

Master limited partnerships (MLPs)

A type of limited partnership that is publicly traded. There are two types of partners in this partnership: the limited partner is the person or group that provides the capital to the MLP and receives periodic income distributions from the MLP's cash flow, whereas the general partner is the party responsible for managing the MLP's affairs and receives compensation that is linked to the performance of the venture. One of the most crucial criteria that must be met in order for an MLP to avoid treatment as a corporation for federal income tax purposes (thus subjecting it to entity-level income taxation) is that such MLP must derive at least 90% of its income from passive sources, including interest, dividends, real property rents, gains from sale of real estate, certain income derived from exploration and development of mineral or natural resources, and certain other sources. The advantage of an MLP, provided that it is treated as a partnership for federal income tax purposes, is that it combines the form of a partnership (no entity-level income tax imposed on the partnership) with the liquidity of a publicly traded company.

How the Fund uses them: To gain exposure to certain oil and gas pipeline and other infrastructure related assets in the United States, the Fund may invest up to 25% of its assets in MLPs.

Other investment strategies

Borrowing from banks

The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amounts borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective.

Lending securities

The Fund may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Fund's securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect changes in the value of the loaned securities. These transactions may generate additional income for the Fund.

Initial public offerings (IPOs)

Under certain market conditions, the Fund may invest in companies at the time of their IPO. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Temporary defensive positions

In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments.  These investments may not be consistent with the Fund's investment objective.  To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective.

Portfolio turnover

The Fund anticipates that its annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. A turnover rate of 100% would occur if, for example, the Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year could generate taxes for shareholders on realized investment gains.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — like the stock or bond market — will decline in value because of economic conditions, future expectations, or investor confidence.

How the Fund strives to manage it: The Fund maintains a long-term investment approach and focus on stocks that MCIM believes may appreciate over an extended time frame regardless of interim market fluctuations. In deciding what portion of the Fund's portfolio should be invested in any individual country, MCIM evaluates a variety of factors, including opportunities and risks relative to other countries. MCIM does not try to predict overall stock market movements and does not trade for short-term purposes.

Industry and security risks

Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such a pending merger or actual or threatened bankruptcy).

How the Fund strives to manage them: The Fund holds a number of different securities of different issuers, seeking to manage individual security risk. However, the Fund does concentrate its investments in securities issued by companies primarily engaged in the infrastructure industry. As a consequence, the share price of the Fund may fluctuate in response to factors affecting that industry, and may fluctuate more widely than a portfolio that invests in a broader range of industries.

Master limited partnership risk

Master limited partnership risk is the risk that holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships.

How the Fund strives to manage it:  MCIM evaluates the effect of voting limitations and tax risks associated with investing in MLPs during the security evaluation process. Prior to making an investment decision, MCIM considers both of these issues when assessing the risk/reward of investing in any individual MLP.

Emerging markets risk

Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

How the Fund strives to manage it:  The Fund may invest in emerging market securities.

Striving to manage this risk for the Fund, MCIM carefully screens securities within emerging markets and attempts to consider material risks associated with an individual company or bond issuer. However, there is no way to eliminate emerging market risk when investing internationally.

Political risk

Political risk is the risk that countries or an entire region may experience political instability. This may cause greater fluctuation in the value and liquidity of investments due to changes in currency exchange rates, governmental seizures, or nationalization of assets.

How the Fund strives to manage it:  MCIM evaluates the political situations in the countries where the Fund invests and takes into account any reasonable potential risks before it selects securities for the Fund. However, there is no way to eliminate political risk when investing internationally.

Currency risk

Currency risk is the risk that the value of a fund's investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

How the Fund strives to manage it: The Fund attempts to mitigate this risk through diversification across multiple countries in the portfolio. In addition, under certain circumstances, MCIM may try to hedge the Fund's currency risk by purchasing foreign currency exchange contracts. If the Fund agrees to purchase or sell foreign securities at a pre-set price on a future date, MCIM may attempt to protect the value of a security the Fund owns from future changes in currency rates. If the Fund has agreed to purchase or sell a security, MCIM may also use foreign currency exchange contracts to "lock-in" the security's price in terms of U.S. dollars or another applicable currency. The Fund may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful. Hedging is typically less practical in emerging markets.

Information risk

Information Risk is the risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the U.S.

How the Fund strives to manage it:  MCIM conducts fundamental research on the companies that the Fund invests in rather than relying solely on information available through financial reporting. As part of its worldwide research process, MCIM emphasizes visits with company management. MCIM believes this will help it to better uncover any potential weaknesses in individual companies.

Inefficient market risk

Inefficient market risk is the risk that foreign markets may be less liquid, have greater price volatility, less regulation, and higher transaction costs than U.S. markets.

How the Fund strives to manage it:  The Fund will attempt to reduce this risk by investing in a number of different countries, noting trends in the economy, industries, and financial markets.

Transaction costs risks

Transaction costs risk is the risk that the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

How the Fund strives to manage it:  MCIM strives to monitor transaction costs and to choose an efficient trading strategy for the Fund.

Nondiversification risk

Nondiversified investment companies have the flexibility to invest as much as 50% of their assets in as few as two issuers with no single issuer accounting for more than 25% of the fund. The remaining 50% of the fund must be diversified so that no more than 5% of a fund's assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of fund shares may increase or decrease more rapidly than if the fund were fully diversified.

How the Fund strives to manage it:  The Fund is a nondiversified fund and is subject to this risk. Nevertheless, the Fund typically holds securities from a variety of different issuers, representing different sub-sectors of the infrastructure industry. MCIM performs an analysis on all securities in the Fund's portfolio including a further review of securities that represent a larger percentage of portfolio assets.

Liquidity risk

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

How the Fund strives to manage it: The Fund limits exposure to illiquid securities to no more than 15% of its net assets.

Counterparty risk

If a fund enters into a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the fund may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

How the Fund strives to manage it: The Fund tries to minimize this risk by considering the creditworthiness of all parties before it enters into transactions with them. The Fund will hold collateral from counterparties consistent with applicable regulations.

Government and regulatory risks

Governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a fund.

How the Fund strives to manage it:  The Fund evaluates the economic and political climate in the U.S. before selecting securities.  The Fund typically diversifies its assets among a number of different securities in a variety of sectors in order to minimize the impact of any legislative or regulatory development affecting particular issuers, or market sectors.

Disclosure of portfolio holdings information

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Who manages the Fund

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. The Manager makes investment decisions for the Fund, manages the Fund's business affairs, and provides daily administrative services. For its services to the Fund, the Manager is entitled to be paid a fee of:

0.90% of average daily net assets up to $500 million
 0.85% of average daily net assets from $500 million to $1 billion
 0.80% of average daily net assets from $1 billion to $2.5 billion; and
 0.75% of average daily net assets thereafter

Because the Fund had not yet commenced operations as of the date of this Prospectus, it has not issued an annual or semiannual shareholder report. Consequently, a discussion of the basis for the Board's approval of the Fund's investment advisory contract will be available in a future shareholder report.

Sub-adviser

Macquarie Capital Investment Management LLC (MCIM) is currently the sub-adviser for the Fund. As sub-adviser, MCIM is responsible for day-to-day management of the Fund's assets. Although MCIM serves as sub-adviser, the Manager has ultimate responsibility for all investment advisory services provided to the Fund and supervises MCIM's performance as sub-adviser.

Portfolio manager

Andrew Maple-Brown has primary responsibility for making day-to-day investment decisions for the Fund.

Andrew Maple-Brown, Senior Vice President, Portfolio Manager — Macquarie Funds Group
Andrew Maple-Brown is a member of Macquarie Funds Group’s infrastructure securities investment team, with primary responsibility for managing the team’s North America–based portfolios, including Delaware Macquarie Global Infrastructure Fund. He joined the firm in 2001 in the debt markets division, where his focus was primarily on infrastructure transactions, particularly public-private partnerships. Maple-Brown also worked extensively on structured securitization transactions, including business securitizations for both water and pub assets and commercial mortgage-backed securities. Previously, he spent four years at Lend Lease in the project finance group, and he has more than 10 years of experience in financing infrastructure and structured property transactions. Maple-Brown earned bachelor’s degrees in engineering and commerce from the University of Sydney, and a master’s degree in applied finance from Macquarie University, located in Sydney, Australia.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of Fund shares.

Manager of managers structure

The Fund and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Fund's Board, for overseeing the Fund's sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Fund, the Manager may, in the future, recommend to the Fund's Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisers to manage all or a portion of the Fund's portfolio.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

Who's who

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the fund's service providers. The Fund relies on certain exemptive rules adopted by the SEC that require the board of trustees to be composed of a majority of trustees independent of a fund's investment manager and distributor.

Investment manager and sub-adviser: An investment manager is a company with overall responsibility for the management of a fund's assets. A sub-adviser is a company generally responsible for the day-to-day management of the fund's assets or some portion thereof. The sub-adviser is selected and supervised by the investment manager. The investment manager or the sub-adviser, as the case may be, is responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Portfolio managers: Portfolio managers make investment decisions for individual portfolios.

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Financial intermediary wholesaler: Pursuant to a contractual arrangement with a fund's distributor, a financial intermediary wholesaler is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors, and other financial intermediaries.

Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Custodian: Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

Shareholders: Mutual fund shareholders have specific voting rights on matters such as material changes in the terms of a fund's management contract and changes to fundamental investment policies.

About your account

Investing in the Fund

Institutional Class shares are available for purchase only by the following:

  retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover IRAs from such plans;

  tax-exempt employee benefit plans of the Fund's Manager or its affiliates and of securities dealer firms with a selling agreement with Delaware Distributors, L.P. (Distributor);

  institutional advisory accounts (including mutual funds) managed by the Manager or its affiliates and clients of Delaware Investment Advisers, an affiliate of the Manager, as well as the clients' affiliates, and their corporate sponsors, subsidiaries, related employee benefit plans, and rollover IRAs of, or from, such institutional advisory accounts;

  a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Institutional Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

  registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals having at least $1 million entrusted to the RIAs for investment purposes. Use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

  certain plans qualified under Section 529 of the Internal Revenue Code, as amended (Code), for which the Fund's Manager, Distributor, or service agent, or one or more of their affiliates provide recordkeeping, administrative, investment management, marketing, distribution, or similar services;

  programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class shares; or

  private investment vehicles, including, but not limited to, foundations and endowments.

Payments to intermediaries

The Distributor and its affiliates may pay additional compensation (at their own expense and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with "shelf space" or a higher profile with the Financial Intermediary's consultants, salespersons, and customers (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year will vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Fund's shares.

For more information, please see the SAI.

How to buy shares

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, P.O. Box 219691, Kansas City, MO 64121-9691 or 430 W. 7th Street, Kansas City, MO 64105-1407 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

Please note that purchase orders submitted by mail will not be accepted until such orders are received by Delaware Investments at P.O. Box 219691, Kansas City, MO 64121-9691 for investments by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 for investments by overnight courier service. Please do not send purchase orders to 2005 Market Street, Philadelphia, PA 19103-7094.

By wire

Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #021000018, bank account number 8900403748. Include your account number and the name of the fund and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 362-7500 so we can assign you an account number.

By exchange

You may exchange all or part of your investment in one or more Delaware Investments ® Funds for shares of other Delaware Investments ® Funds. Please keep in mind, however, that you may not exchange your shares for Class A shares, other than Delaware Cash Reserve ® Fund. You may not exchange shares for Class B, Class C, or Class R shares. To open an account by exchange, call your Client Services Representative at 800 362-7500.

Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day's closing share price, which is based on a fund's NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day's price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. For a fund that invests in foreign securities, the fund's NAV may change on days when a shareholder will not be able to purchase or sell fund shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value.

Fair valuation

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broad stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and which is subject to the Board's oversight.

Document delivery

If you have an account in the same Delaware Investments® Fund as another person or entity at your address, we send one copy of the Fund's prospectus and annual and semiannual reports to that address, unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Fund. We will continue to send one copy of each of these documents to that address until you notify us that you wish to receive individual materials. If you wish to receive individual materials, please call your Client Services Representative at 800 362-7500. We will begin sending you individual copies of these documents 30 days after receiving your request.

How to redeem shares

By mail

You may redeem your shares (sell them back to the Fund) by mail by writing to: Delaware Investments, P.O. Box 219691, Kansas City, MO 64121-9691 or 430 W. 7th Street, Kansas City, MO 64105-1407 for redemptions by overnight courier service. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

Please note that redemption orders submitted by mail will not be accepted until such orders are received by Delaware Investments at P.O. Box 219691, Kansas City, MO 64121-9691 for redemptions by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 for redemptions by overnight courier service. Please do not send redemption requests to 2005 Market Street, Philadelphia, PA 19103-7094.

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

By wire

You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next Business Day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares (selling them back to the Fund). Your financial advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and an authorized agent or we receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV determined on the next Business Day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next Business Day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Redemptions-in-kind

The Fund has reserved the right to pay for redemptions with portfolio securities under certain conditions.  See the SAI for more information on redemptions in-kind.

Account minimum

If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges

You may generally exchange all or part of your shares for shares of the same class of another Delaware Investments ® Fund. If you exchange shares to a fund that has a sales charge, you will pay any applicable sales charges on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class A shares of another Delaware Investments® Fund, other than Delaware Cash Reserve® Fund. You may not exchange your shares for Class B, Class C, or Class R shares of another Delaware Investments ® Fund. The Fund may refuse the purchase side of any exchange request, if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected.

Frequent trading of Fund shares

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The  Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term "roundtrips" — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 Business Days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter or within 90 rolling calendar days as a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund's current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund's market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund's performance, if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a fund's NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; U.S. Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar cost averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to have financial intermediaries apply the Fund's monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Fund's frequent trading policy with respect to an omnibus account, the Fund or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Fund's policy, to shareholders investing in the Fund through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Fund. Such restrictions may include, without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Fund shares, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Fund shares.

Limitations on ability to detect and curtail market timing

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions

The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends quarterly. The Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual statements

Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid "buying a dividend"

If you are a taxable investor and invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax considerations

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of the Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

Sale or redemption of Fund Shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Investments® Fund is the same as a sale.

Backup withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any, and, with respect to taxable years of the Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion of "Dividends, distributions, and taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Certain management considerations

Investments by funds of funds and similar investment vehicles

The Fund may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans. A "529 Plan" is a college savings program that operates under Section 529 of the Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

Financial highlights

Because the Fund had not yet commenced operations as of the date of this Prospectus, there are no financial highlights for the Fund.

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
 A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from: Net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
 Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
 This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

Additional information

Contact information

  Web site: www.delawareinvestments.com

  E-mail: service@delinvest.com

  Client Services Representative: 800 362-7500

  Delaphone Service: 800 362-FUND (800 362-3863)

For convenient access to account information or current performance information on all Delaware Investments® Funds seven days a week, 24 hours a day, use this touch-tone service.

Delaware Macquarie Global Infrastructure Fund symbols

	CUSIP	Nasdaq
Institutional Class	245914536	DMGIX

Additional information about the Fund's investments is available in its annual and semiannual shareholder reports. In the Fund's annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can find more information about the Fund in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual report, or if you have any questions about investing in the Fund, write to us at P.O. Box 219691, Kansas City, MO 64121-9691 by regular mail or
 430 W. 7th Street, Kansas City, MO 64105-1407 by overnight courier service, or call toll-free 800 362-7500. The SAI and shareholder reports are available, free of charge, through the Fund's Web site (www.delawareinvestments.com). You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC Web site (www.sec.gov). You can get copies of this information, after paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC,
 100 F Street, NE, Washington, DC 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

PR-213 [12/09] DG3 14772 [12/09]

Investment Company Act number: 811-06324

STATEMENT OF ADDITIONAL INFORMATION
December 31, 2009

DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

Delaware Macquarie Global Infrastructure Fund

2005 Market Street
Philadelphia, PA 19103-7094

For more information about the Institutional Classes: 800 362-7500

For Prospectuses, Performance, and Information on Existing Accounts of
Class A Shares, Class C Shares, and Class R Shares: 800 523-1918

Dealer Services (Broker/Dealers only): 800 362-7500

     This Statement of Additional Information (“Part B”) describes shares of Delaware Macquarie Global Infrastructure Fund (the “Fund”), which is a series of Delaware Group Global & International Funds (the “Trust”). The Fund offers Class A Shares, Class C Shares, and Class R Shares (collectively, the “Fund Classes”). The Fund also offers an Institutional Class (the “Institutional Class”). All references to “shares” in this Part B refer to all Classes of shares, except where noted. The Fund’s investment manager is Delaware Management Company (the “Manager”), a series of Delaware Management Business Trust. Macquarie Capital Investment Management, LLC (“MCIM”) serves as sub-adviser for the Fund.

     This Part B supplements the information contained in the current prospectus for the Fund (the “Prospectus”), each dated December 31, 2009, as they may be amended from time to time. This Part B should be read in conjunction with the applicable Prospectus. Part B is not itself a Prospectus but is, in its entirety, incorporated by reference into each Prospectus. A Prospectus may be obtained by writing or calling your investment dealer or by contacting the Fund’s national distributor, Delaware Distributors, L.P. (the “Distributor”), at the above address or by calling the above phone numbers. The Fund’s financial statements, the notes relating thereto, the financial highlights, and the report of the independent registered public accounting firm are incorporated by reference from the Fund’s annual report (“Annual Report”) into this Part B. The Annual Reports will accompany any request for Part B. The Annual Reports can be obtained, without charge, by calling 800 523-1918.

TABLE OF CONTENTS
	Page		Page
Fund History	2	Purchasing Shares	30
Investment Objectives, Restrictions, and Policies	2	Investment Plans	37
Investment Strategies and Risks	3	Determining Offering Price and Net Asset Value	40
Disclosure of Portfolio Holdings Information	17	Redemption and Exchange	42
Management of the Trust	19	Distributions and Taxes	48
Investment Manager and Other Service Providers	25	Performance Information	56
Portfolio Managers	27	Financial Statements	56
Trading Practices and Brokerage	28	Principal Holders	56
Capital Stock	30

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

FUND HISTORY

     The Trust was organized as a Maryland corporation on May 30, 1991 and reorganized as a Delaware statutory trust on November 23, 1999. In connection with its reorganization into a Delaware statutory trust, and effective November 23, 1999, the Trust changed its name from Delaware Group Global and International Funds, Inc. to Delaware Group Global & International Funds.

Classification
     The Trust is an open-end management investment company. The Fund’s portfolio of assets is “non-diversified” as defined by the Investment Company Act of 1940, as amended (“1940 Act”).

INVESTMENT OBJECTIVES, RESTRICTIONS, AND POLICIES

Investment Objective
     The Fund’s investment objective is non-fundamental, and may be changed without shareholder approval. However, the Board of Trustees (“Board”) must approve any changes to non-fundamental investment objectives and the Fund will notify shareholders at least 60 days prior to a material change in the Fund’s objective.

Fundamental Investment Restrictions
     The Fund has adopted the following restrictions that cannot be changed without approval by the holders of a “majority” of the Fund’s outstanding shares, which is a vote by the holders of the lesser of: i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

The Fund shall not:

     1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from concentrating its investments in infrastructure securities and from investing in obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or in tax-exempt obligations or certificates of deposit.

     2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

     3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (“1933 Act”).

     4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

Non-Fundamental Investment Restriction
     In addition to the fundamental policies and investment restrictions described above, the Fund will be subject to the following investment restriction, which is considered non-fundamental and may be changed by the Board without shareholder approval: The Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value that the Fund has valued the investment.

     Except for the Fund’s policy with respect to borrowing, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

*       *       *

Portfolio Turnover
     Portfolio trading will be undertaken principally to accomplish the Fund’s respective investment objective. The Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code, as amended (“Code”), and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund’s respective investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving the Fund’s respective investment objective.

     The portfolio turnover rate tells you the amount of trading activity in a fund’s portfolio. A turnover rate of 100% would occur, for example, if all of the Fund’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded. The turnover rate also may be affected by cash requirements from redemptions and repurchases of the Fund’s shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective, the Fund may hold securities for any period of time.

     The Fund generally expects to have a portfolio turnover rate below 100%.

INVESTMENT STRATEGIES AND RISKS

     The Fund’s investment objectives, strategies, and risks are described in the Prospectus. Certain additional information is provided below. All investment strategies of the Fund are non-fundamental and may be changed without shareholder approval, except those identified below as fundamental restrictions.

Borrowing from Banks
The Fund may borrow money from banks, including its custodian, as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. The Fund may also obtain such short-term borrowing from banks as may be necessary from time to time due, but not limited, to such events as: large dividend payments; failed trades; the clearance of purchases and sales of portfolio securities; and securities on loan. The Fund will be required to pay interest to the lending banks on amounts borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objectives.

Depositary Receipts
     The Fund may invest in sponsored and unsponsored American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), and Global depositary receipts (“GDRs”) that are actively traded in the United States. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are receipts issued by non-U.S. Banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign or U.S. securities. “Sponsored” ADRs, EDRs, or GDRs are issued jointly by the issuer of the underlying security and a Depositary, and “unsponsored” ADRs, EDRs, or GDRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs, EDRs, or GDRs generally bear all the costs of such facilities and the Depositary of an unsponsored ADR, EDR, or GDR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR, EDR, or GDR. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund’s limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Equity Linked Securities
     Delaware Macquarie Global Infrastructure Fund may invest a portion of its assets in equity linked securities. Equity linked securities are privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index. Equity linked securities are primarily used by the Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country. To the extent that the Fund invests in equity linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign Securities” below.

     The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from the market risk associated with the underlying security, there is the risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while the Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

     Equity linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as options. See “Options” below. Equity linked securities may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities. See also “Rule 144A Securities” below. In some instances, investments in equity linked securities may also be subject to the Fund’s limitations on investing in investment companies; see “Investment Company Securities” below.

Exchange Traded Funds (“ETFs”)
     These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

Foreign Currency Transactions
     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a “forward foreign currency” contract or “forward” contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

     The Fund may enter into forward contracts to “lock in” the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

     The Fund may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

     Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The Fund will account for forward contracts by marking to market each day at daily exchange rates.

     The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency.

     At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

     The Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar value of foreign securities held by the Fund and against increases in the U.S. dollar cost of such securities to be acquired. Call options on foreign currency written by the Fund will be covered, which means that the Fund will own the underlying foreign currency. With respect to put options on foreign currency written by the Fund, the Fund will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal to the amount the Fund will be required to pay upon exercise of the put.

     As in the case of other kinds of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Foreign Securities
     Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Fund’s Prospectus, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts in order to hedge the Fund’s holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund’s distributions paid to shareholders.

Futures
     The Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in an account at the Fund’s custodian bank. Thereafter, a “variation margin” may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

     In addition, when the Fund engages in futures transactions, to the extent required by the SEC, it will maintain with its custodian bank, assets in a segregated account to cover its obligations with respect to such contracts, which assets will consist of cash, cash equivalents, or high-quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by the Fund with respect to such futures contracts.

     The Fund may enter into such futures contracts to protect against the adverse affects of fluctuations in interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value (“NAV”) of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

     With respect to options on futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

     If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, the Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates.

     To the extent that interest rates move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

     Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

     It should be noted that the Trust on behalf of the Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operation. Accordingly, the Fund is not subject to registration or regulation as CPOs.

Investment Company Securities
     The Fund is permitted to invest in other investment companies, including open-end, closed-end, or unregistered investment companies and exchange-traded funds, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation, or other similar transaction. However, the Fund may not operate as a “fund of funds,” which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a “fund of funds.” Under the 1940 Act’s limitations, the Fund may not (i) own more than 3% of the voting stock of another investment company; (ii) invest more than 5% of the Fund’s total assets in the shares of any one investment company; nor (iii) invest more than 10% of the Fund’s total assets in shares of other investment companies. These percentage limitations also apply to the Fund’s investments in unregistered investment companies.

Master Limited Partnerships
     The Fund may invest in master limited partnerships (“MLP”). A MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes.

     MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

     MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax. Instead, an MLP’s income, gain, loss, deductions and other tax items pass through to common unitholders.

     MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

     MLP common units represent limited partnership interests in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. To the extent that the Fund invests in MLPs, it intends to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP. The Fund intends to invest in MLPs only to an extent and in a manner consistent with the Fund’s qualification as a regulated investment company.

     An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Although common unitholders are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to such unitholders if the liability in question arose before the distribution was paid. This liability may stay attached to the common unitholder even after the units are sold. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

     Certain diversification and income requirements imposed by the Code will limit the Fund’s ability to invest in MLP securities. In addition, the Fund’s ability to meet its investment objective may depend in part on the level of taxable income and distributions and dividends received from the MLP securities in which the Fund invests, a factor over which the Fund has no control. The benefit derived from our investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and distributions received by us would be taxed entirely as dividend income.

     As a limited partner in the MLPs in which the Fund invests, it will receive a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. The Fund’s shareholders will incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. The percentage of an MLP’s income and gains that is offset by tax deductions and losses will fluctuate over time for various reasons.

Non-Traditional Equity Securities
     The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock (“PERCS”), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer’s common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer’s common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

     The Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three- to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Options
     The Fund may purchase call options or purchase put options and will not engage in option strategies for speculative purposes.

     The Fund may invest in options that are either listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Fund’s ability to effectively hedge its securities. The Fund will not, however, invest more than 15% of its assets in illiquid securities.

     Purchasing Call Options: The Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund’s total assets.

     When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

     The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

     Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund.

     Purchasing Put Options: The Fund may invest up to 2% of its total assets in the purchase of put options. The Fund will, at all times during which it holds a put option, own the security covered by such option.

     A put option purchased by the Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). The ability to purchase put options will allow the Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

     The Fund may sell a put option purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Options on Foreign Currencies
     The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

     The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written, or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities, or other high-grade liquid debt securities in a segregated account with its custodian bank.

     With respect to writing put options, at the time the put is written, the Fund will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Fund will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Fund has purchased a closing put of the same series as the one previously written.

     In order to comply with the securities laws of one state, the Fund will not write put or call options if the aggregate value of the securities underlying the calls or obligations underlying the puts determined as of the date the options are sold exceed 25% of the Fund’s net assets. Should state laws change or the Trust receives a waiver of its application for the Fund, the Fund reserves the right to increase this percentage.

Options on Stock Indices
     A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

     Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

     As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

     A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard and Poor’s 500® Composite Stock Price Index (“S&P 500”) or the New York Stock Exchange Composite Index, or a narrower market index, such as the Standard & Poor’s 100 Index (“S&P 100”). Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on domestic exchanges such as: The Chicago Board Options Exchange, the New York Stock Exchange (“NYSE”), and American Stock Exchange, as well as on foreign exchanges.

     The Fund’s ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Fund’s portfolio securities. Since the Fund’s portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities which would result in a loss on both such securities and the hedging instrument.

     Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on the Fund’s ability effectively to hedge its securities. The Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

     The Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained and to take advantage of the liquidity available in the option markets.

Portfolio Loan Transactions
     The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

     It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: i) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; ii) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; iii) the Fund must be able to terminate the loan after notice, at any time; iv) the Fund must receive reasonable interest on any loan, and any dividends, interest, or other distributions on the lent securities, and any increase in the market value of such securities; v) the Fund may pay reasonable custodian fees in connection with the loan; and vi) the voting rights on the lent securities may pass to the borrower; however, if the Trustees of the Trust know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

     The major risk to which the Fund would be exposed on a portfolio loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board, including the creditworthiness of the borrowing broker, dealer, or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Real Estate Investment Trusts (“REITs”)
     The Fund’s investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include U.S. long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by U.S. federal regulations concerning the health care industry.

     REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Repurchase Agreements
     While the Fund is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances.

     The funds in the Delaware Investments® family (each, a “Delaware Investments® Fund” and collectively, the “Delaware Investments® Funds”) have obtained an exemption (the “Order”) from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain Delaware Investments® Funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

     A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield of the debt security during the purchaser’s holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager determines to present minimal credit risks and which are of high-quality. In addition, the Fund must have collateral of at least 102% of the repurchase price, including the portion representing the Fund’s yield under such agreements which is monitored on a daily basis.

Rule 144A Securities
     The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) under the 1933 Act. Rule 144A Securities may be freely traded among qualified institutional investors without registration under the 1933 Act.

     Investing in Rule 144A Securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board and the Manager will continue to monitor the liquidity of that security to ensure that the Fund has no more than 15% of its net assets in illiquid securities.

Russian Securities
     The Fund may invest to a limited degree in Russian Securities. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include: (i) delays in settling portfolio transactions and risk of loss arising out of Russia’s system of share registration and custody; (ii) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (iii) pervasiveness of corruption and crime in the Russian economic system; (iv) currency exchange rate volatility and the lack of available currency hedging instruments; (v) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (vi) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits, and dividends, and on the Fund’s ability to exchange local currencies for U.S. dollars; (vii) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (viii) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (ix) dependency on exports and the corresponding importance of international trade; (x) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation; and (xi) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets.

     There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the Investment Manager. Further, this also could cause a delay in the sale of Russian company securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

Swaps
     The Fund may invest in total return swaps. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference.

     Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

U.S. Government Securities
     Although not a principal strategy for the Fund, for temporary defensive purposes, the Fund may invest in high-quality debt instruments issued by the U.S. government, its agencies, or instrumentalities (and which are backed by the full faith and credit of the U.S. government), or issued by U.S. companies.

Zero-Coupon Securities
     The Fund may also invest in zero-coupon bonds. Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest before maturity or a specific date when the securities begin paying current interest. Therefore, they are issued and traded at a discount from their face amounts or par value. The market prices of zero-coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero-coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The Fund has qualified as a regulated investment company under the Code. Accordingly, during periods when the Fund receives no interest payments on its zero-coupon securities, it will be required, in order to maintain its desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

Special Risk Considerations
     Foreign Securities Risks. The Fund has the right to purchase securities in any developed, underdeveloped, or emerging country. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization, or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in those nations.

     In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. In particular, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with the United States’ generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

     Further, the Fund may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

     Emerging Markets Securities Risks. Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest, and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which the Fund invests. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, the Manager does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which the Fund may invest have historically experienced and may continue to experience, substantial, and in some periods extremely high, rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government’s policy towards the International Monetary Fund, the World Bank and other international agencies, and the political constraints to which a government debtor may be subject.

     Foreign Government Securities Risks. With respect to investment in debt issues of foreign governments, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates, and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer’s ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

     As a result of the foregoing, a foreign governmental issuer may default on its obligations. If such a default occurs, the Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

     Among the foreign government and government related issuers in which the Fund may invest are certain high yield securities, including so-called “Brady Bonds.” The issuers of the foreign government and government-related high yield securities, including Brady Bonds, in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

     Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for new issued bonds (Brady Bonds). The investment advisors believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. Investors, however, should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. In addition, Brady Bonds have been issued only recently and, accordingly, do not have a long payment history.

     Risks Related to Additional Investment Techniques. With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

     It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver (and if a decision is made to sell the security and make delivery of the foreign currency). Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     The Fund may invest in high yield, high-risk fixed income securities. These securities are rated lower than BBB by Standard & Poor’s (“S&P”) and Baa by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, are considered by the Manager to be of equivalent quality. The Fund will not purchase securities rated lower than C by S&P or Ca by Moody’s, or, if unrated, considered to be of an equivalent quality to such ratings by the Investment Manager. Fixed income securities of this type are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

     The Fund has adopted a policy generally prohibiting the disclosure of portfolio holdings information to any person until after 30 calendar days have passed. The Trust posts a list of the Fund’s portfolio holdings monthly, with a 30-day lag, on the Fund’s Web site, www.delawareinvestments.com. In addition, on a 10-day lag, we also make available on the Web site a month-end summary listing of the number of the Fund’s securities, country and asset allocations, and top 10 securities and sectors by percentage of holdings for the Fund. This information is available publicly to any and all shareholders free of charge once posted on the Web site by calling 800 523-1918.

     Other entities, including institutional investors and intermediaries that distribute the Fund’s shares, are generally treated similarly and are not provided with the Fund’s portfolio holdings in advance of when they are generally available to the public. The Fund may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.

     Third-party service providers and affiliated persons of the Fund are provided with the Fund’s portfolio holdings only to the extent necessary to perform services under agreements relating to the Fund. In accordance with the policy, third-party service providers who receive non-public portfolio holdings information on an ongoing basis are: the Manager’s affiliates, the Fund’s independent registered public accounting firm, the Fund’s custodian, the Fund’s legal counsel, the Fund’s financial printer, and the Fund’s proxy voting service (Institutional Shareholder Services). These entities are obligated to keep such information confidential.

     Third-party rating and ranking organizations and consultants who have signed agreements (“Non-Disclosure Agreements”) with the Fund or the Manager may receive portfolio holdings information more quickly than the 30-day lag. The Non-Disclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Fund’s portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Fund, the Manager, nor any affiliate receive any compensation or consideration with respect to these agreements.

     To protect the shareholders’ interest and to avoid conflicts of interest, Non-Disclosure Agreements must be approved by a member of the Manager’s Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Fund’s Chief Compliance Officer prior to such use.

     The Board will be notified of any substantial change to the foregoing procedures. The Board also receives an annual report from the Trust’s Chief Compliance Officer which, among other things, addresses the operation of the Trust’s procedures concerning the disclosure of portfolio holdings information.

MANAGEMENT OF THE TRUST

Officers and Trustees

     The business and affairs of the Trust are managed under the direction of its Board. Certain officers and Trustees of the Trust hold identical positions in each of the other Delaware Investments® Funds. The Trust’s Trustees and principal officers are noted below along with their birth dates and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death, or removal.

Number of Portfolios
Name, Address, and	Position(s) Held	Length of Time	Principal Occupation(s) During	in Fund Complex	Other Directorships
Birthdate	with the Trust	Served	Past 5 Years	Overseen by Trustee	Held by Trustee
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and	Patrick P. Coyne has served in	85	Director — Kaydon
2005 Market Street	President, Chief	Trustee since	various executive capacities at		Corp.
Philadelphia, PA 19103	Executive Officer,	August 16,	different times at Delaware
	and Trustee	2006	Investments.[2]		Board of Governors
April 1963					Member —
		President and			Investment Company
		Chief Executive			Institute (ICI)
		Officer since			(2007 – Present)
August 1, 2006
Member of
Investment
Committee — Cradle
of Liberty Council,
BSA
(November 2007 –
Present)

Finance Committee
Member — St. John
Vianney Roman
Catholic Church
(2007 – Present)

				Number of Portfolios
Name, Address, and	Position(s) Held	Length of	Principal Occupation(s) During	in Fund Complex	Other Directorships
Birthdate	with the Trust	Time Served	Past 5 Years	Overseen by Trustee	Held by Trustee
Independent Trustees
Thomas L. Bennett	Trustee	Since March	Private Investor —	85	Director — Bryn
2005 Market Street		2005	(March 2004 – Present)		Mawr Bank Corp.
Philadelphia, PA 19103					(BMTC)
			Investment Manager —		(April 2007 –
October 1947			Morgan Stanley & Co.		Present)
			(January 1984 – March 2004)
					Chairman of
					Investment
					Committee —
					Pennsylvania
					Academy of Fine
					Arts (2007 – Present)
					Trustee
					(2004 – Present)

					Investment
					Committee and
					Governance
					Committee Member
					— Pennsylvania
					Horticultural Society
					(February 2006 –
					Present)
John A. Fry	Trustee	Since January	President —	85	Director —
2005 Market Street		2001	Franklin & Marshall College		Community Health
Philadelphia, PA 19103			(June 2002 – Present)		Systems
May 1960			Executive Vice President —
			University of Pennsylvania
			(April 1995 – June 2002)
Anthony D. Knerr	Trustee	Since April	Founder and Managing Director	85	None
2005 Market Street		1990	— Anthony Knerr & Associates
Philadelphia, PA 19103			(Strategic Consulting)
			(1990 – Present)
December 1938
Lucinda S. Landreth	Trustee	Since March	Chief Investment Officer —	85	None
2005 Market Street		2005	Assurant, Inc.
Philadelphia, PA 19103			(Insurance)
			(2002 – 2004)
June 1947
Ann R. Leven	Trustee	Since October	Consultant —	85	Director and Audit
2005 Market Street		1989	ARL Associates		Committee Chair —
Philadelphia, PA 19103			(Financial Planning)		Systemax Inc.
			(1983 – Present)
November 1940

				Number of Portfolios
Name, Address, and	Position(s) Held	Length of Time	Principal Occupation(s) During	in Fund Complex	Other Directorships
Birthdate	with the Trust	Served	Past 5 Years	Overseen by Trustee	Held by Trustee
Thomas F. Madison	Trustee	Since May	President and Chief Executive	85	Director and Chair of
2005 Market Street		1997[3]	Officer — MLM Partners, Inc.		Compensation
Philadelphia, PA 19103			(Small Business Investing &		Committee and
			Consulting)		Governance
February 1936			(January 1993 – Present)		Committee Member
					— CenterPoint
					Energy
					Lead Director and
					Chair of Audit and
					Governance
					Committees, Member
					of Compensation
					Committee — Digital
					River Inc.
					Director and Chair of
					Governance
					Committee, and
					Audit Committee
					Member —
					Rimage Corporation
					Director and Chair of
					Compensation
					Committee —
					Spanlink
					Communications
					Lead Director and
					Chair of
					Compensation and
					Governance
					Committees —
					Valmont Industries,
					Inc.
Janet L. Yeomans	Trustee	Since April	Vice President and Treasurer	85	None
2005 Market Street		1999	(January 2006 – Present)
Philadelphia, PA 19103
			Vice President — Mergers &
July 1948			Acquisitions
			(January 2003 – January 2006),
			and Vice President
			(July 1995 – January 2003)
			3M Corporation
J. Richard Zecher	Trustee	Since March	Founder —	85	Director and Audit
2005 Market Street		2005	Investor Analytics		Committee Member
Philadelphia, PA 19103			(Risk Management)		— Investor Analytics
			(May 1999 – Present)
July 1940
			Founder —
			Sutton Asset Management
			(Hedge Fund)
			(September 1996 – Present)

Number of Portfolios
Name, Address, and	Position(s) Held	Length of	Principal Occupation(s) During	in Fund Complex	Other Directorships
Birthdate	with the Trust	Time Served	Past 5 Years	Overseen by Officer	Held by Officer
Officers
David F. Connor	Vice President,	Vice President	David F. Connor has served as	85	None[4]
2005 Market Street	Deputy General	since	Vice President and Deputy
Philadelphia, PA 19103	Counsel, and	September	General Counsel at Delaware
	Secretary	2000 and	Investments since 2000.
December 1963		Secretary since
October 2005
Daniel V. Geatens	Vice President and	Treasurer since	Daniel V. Geatens has served in	85	None[4]
2005 Market Street	Treasurer	October 2007	various capacities at different
Philadelphia, PA 19103			times at Delaware Investments.
October 1972
David P. O’Connor	Senior Vice	Senior Vice	David P. O’Connor has served in	85	None[4]
2005 Market Street	President, General	President,	various executive and legal
Philadelphia, PA 19103	Counsel, and Chief	General	capacities at different times at
	Legal Officer	Counsel, and	Delaware Investments.
February 1966		Chief Legal
Officer since
October 2005
Richard Salus	Senior Vice	Chief Financial	Richard Salus has served in	85	None[4]
2005 Market Street	President and	Officer since	various executive capacities at
Philadelphia, PA 19103	Chief Financial	November	different times at Delaware
	Officer	2006	Investments.
October 1963
[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s Manager.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s Manager, principal underwriter, and transfer agent.
3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments®Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
[4] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Fund.

     The following table shows each Trustee’s ownership of shares of the Fund and of all Delaware Investments® Funds as of December 31, 2008, unless otherwise noted.

Aggregate Dollar Range of Equity Securities in
All Registered Investment Companies Overseen
Name	Dollar Range of Equity Securities in the Trust	by Trustee in Family of Investment Companies
Interested Trustee
Patrick P. Coyne	None[1]	More than $100,000
Independent Trustees
Thomas L. Bennett	None[1]	$10,001 - $50,000
John A. Fry	None[1]	$10,001 - $50,000
Anthony D. Knerr	None[1]	More than $100,000
Lucinda S. Landreth	None[1]	More than $100,000
Ann R. Leven	None[1]	More than $100,000
Thomas F. Madison	None[1]	$10,001 - $50,000
Janet L. Yeomans	None[1]	More than $100,000
J. Richard Zecher	None[1]	$10,001-$50,000

[1]	There were no shares outstanding as of the date of this Part B.

     The following table describes the aggregate compensation received by the Trustees from the Trust and the total compensation received from the Delaware Investments® Funds for which he or she serves as a Trustee for the fiscal year ended November 30, 2008. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (“Independent Trustees”) receive compensation from the Fund.

			Total Compensation
			from the Investment
			Companies in the
	Aggregate	Retirement Benefits	Delaware
	Compensation from	Accrued as Part of	Investments®
Trustee	the Trust[1]	Fund Expenses	Complex[1]
Thomas L. Bennett	$13,684	None	$210,000
John A. Fry	$12,280	None	$190,000
Anthony D. Knerr	$11,289	None	$175,000
Lucinda S. Landreth	$12,105	None	$187,500
Ann R. Leven	$15,600	None	$240,000
Thomas F. Madison	$12,477	None	$192,500
Janet L. Yeomans	$12,363	None	$190,000
J. Richard Zecher	$12,363	None	$190,000

1	Effective December 1, 2007, each Independent Trustee/Director will receive an annual retainer fee of $100,000 for serving as a Trustee/Director for all 31 investment companies in the Delaware Investments® family, plus $5,000 per day for attending each Board Meeting held on behalf of all investment companies in the complex. Members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee receive additional compensation of $2,500 for each Committee meeting attended. In addition, the chairperson of the Audit Committee receives an annual retainer of $25,000, the chairperson of the Investments Committee receives an annual retainer of $20,000, and the chairperson of the Nominating and Corporate Governance Committee receives an annual retainer of $15,000. The Lead/Coordinating Trustee/Director of the Delaware Investments® Funds receives an additional annual retainer of $35,000. These amounts do not include payments related to the termination of the retirement plan.

     The Board has the following committees:

     Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Trust’s Audit Committee consists of the following four Independent Trustees: Thomas F. Madison, Chairman; Thomas L. Bennett; John A. Fry; and J. Richard Zecher. The Audit Committee held four meetings during the Trust’s last fiscal year.

     Nominating and Corporate Governance Committee: This committee recommends Board members, fills vacancies, and considers the qualifications of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Investments Funds at 2005 Market Street, Philadelphia, Pennsylvania 19103. Shareholders should include appropriate information on the background and qualifications of any person recommended (for example, a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following four Independent Trustees: John A. Fry, Chairman; Anthony D. Knerr; Lucinda S. Landreth; and Ann Leven (ex officio). The Nominating Committee held five meetings during the Trust’s last fiscal year.

     Independent Trustee Committee: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee is comprised of all of the Trust’s Independent Trustees. The Independent Trustee Committee held four meetings during the Trust’s last fiscal year.

     Investments Committee: The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Fund by the Manager as well as any sub-advisers; (ii) review all proposed advisory and sub-advisory agreements for new Funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Directors/Trustees take regarding the approval of all such proposed agreements; and (iii) review from time to time reports supplied by the Manager regarding investment performance and expenses and suggest changes to such reports. The Investments Committee consists of the following five Independent Trustees: Thomas L. Bennett, Chairman; Anthony Knerr; Lucinda S. Landreth; Janet L. Yeomans; and J. Richard Zecher. The Investments Committee held four meetings during the Trust’s last fiscal year.

Code of Ethics
     The Trust, the Manager, and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Fund, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting
     The Board has delegated to the Manager the responsibility for making all proxy voting decisions in relation to the portfolio securities held by the Fund. The Manager has, in turn, delegated to MCIM the responsibility to vote proxies with respect to portfolio securities held by the Fund. The Manager has retained the responsibility to vote proxies with respect to portfolio securities held by the Fund (or portions thereof) that it advises directly. The Manager has adopted policies and procedures with respect to voting proxies relating to securities held in client accounts for which it has discretionary authority. Where MCIM votes proxies on behalf of its clients and accounts, and/or recommends voting action on behalf of its clients and accounts, MCIM shall do so in a manner that is consistent with the best interest of each of its clients and accounts and their shareholders, considered as a group rather than individually. For this purpose, “best interest” means in the best economic interest of each client or account and its shareholders, as investors, without regard to any self-interest which MCIM, its management or affiliates might have in a particular voting matter or any interest which its clients’ shareholders may have other than their economic interest, in common, as investors. MCIM has engaged the services of RiskMetrics to make recommendations to MCIM with respect to voting proxies related to securities held by the Fund. RiskMetrics’ recommendations will be based on RiskMetrics’ pre-established voting guidelines. MCIM will review each RiskMetrics recommendation and will generally vote in accordance with such recommendation unless it determines that the recommendation is not in the best interest of the Fund. In the event that MCIM determines that it is not in the best interest of the Fund to vote, or to vote in accordance with a RiskMetrics recommendation regarding a particular voting matter, MCIM will document its reasons for such determinations. Information, if any, regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge: (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the SEC’s Web site at www.sec.gov.

INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS

Investment Manager
     The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to the Fund, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Delaware Investments® Fund. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust.

     As of September 30, 2009, the Manager and its affiliates within Delaware Investments were managing in the aggregate more than $135 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (“DMHI”). DMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group, Ltd.. Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services (“Macquarie”). Delaware Investments is the marketing name for DMHI and its subsidiaries. The Manager and its affiliates own the name “Delaware Group.” Under certain circumstances, including the termination of the Trust’s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause the Trust to remove the words “Delaware Group” from its name.

     The Investment Management Agreement between the Fund and the Manager is dated September 24, 2004, as last amended on December 30, 2009, and was approved by shareholders on August 30, 2004. The Investment Management Agreement had an initial term of two years and may be renewed each year so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms of and the renewal thereof have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty on 60 days’ notice by the Trustees of the Trust or by the Manager. The Investment Management Agreement will terminate automatically in the event of its assignment.

     The management fee rate schedule for the Fund is as follows:

Management Fee Schedule
(as a percentage of average daily
Fund	net assets)
Annual Rate
Delaware Macquarie Global Infrastructure Fund	0.90% on the first $500 million;
0.85% on the next $500 million;
0.80% on the next $1.5 billion; and
0.75% on assets in excess of $2.5 billion.

     Except for those expenses borne by the Manager under the Investment Management Agreements and the Distributor under the Distribution Agreement, the Fund is responsible for all of its own expenses. Among others, such expenses include the Fund’s proportionate share of certain administrative expenses; investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Sub-Adviser
     MCIM, which is an affiliate of the Manager and Macquarie, is located at 125 West 55th Street, Level 10, New York, NY 10019, is responsible for the day-to-day management of the Fund. The Manager supervises MCIM’s performance and management services provided to the Fund subject to the supervision and direction of the Board of Trustees.

     The Sub-Advisory Agreement for the Fund is dated December 30, 2009. The Sub-Advisory Agreement has an initial term of two years and may be further renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms of the renewal thereof have been approved by the vote of a majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated by the Investment Manager or the Trust at any time on written notice to MCIM of the Investment Manager’s or the Trust’s intention to do so, in the case of the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. MCIM may terminate this Agreement at any time on sixty (60) days’ written notice to the Investment Manager and the Trust of its intention to do so. The Sub-Advisory Agreement will terminate automatically in the event of its assignment. This Agreement shall automatically terminate upon the termination of the Investment Management Agreement.

Distributor
     The Distributor, Delaware Distributors, L.P., located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Trust’s shares under a Distribution Agreement dated May 15, 2003. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund Classes under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of DMHI and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Fund. See the Prospectus for information on how to invest. Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as national distributor for the other Delaware Investments® Funds. The Board annually reviews fees paid to the Distributor.

Transfer Agent
     Delaware Service Company, Inc. (“DSC”), an affiliate of the Manager, is located at 2005 Market Street, Philadelphia, PA 19103-7094, and serves as the Fund’s shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement dated April 19, 2001, as amended August 31, 2006. The Transfer Agent is an indirect subsidiary of DMHI and, therefore, of Macquarie. The Transfer Agent also acts as shareholder servicing, dividend disbursing, and transfer agent for other Delaware Investments® Funds. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge of $27.00 for each open and $10 for each closed account on its records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis.

     These charges are assessed monthly on a pro rata basis and determined by using the number of shareholder and retirement accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

     The Fund has authorized, in addition to the Transfer Agent, one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.

     DST Systems, Inc. (“DST”) provides sub-transfer agency services to the Fund. In connection with these services, DST administers the overnight investment of cash pending investment in the Fund or payment of redemptions. The proceeds of this investment program are used to offset the Fund’s transfer agency expenses.

Fund Accountants
     The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Fund. Those services include performing functions related to calculating the Fund’s NAV and providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the Fund pays BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. DSC provides fund accounting and financial administration oversight services to the Fund. Those services include overseeing the Fund’s pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Fund pays DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to BNY Mellon and DSC under the service agreements described above will be allocated among all funds in the Delaware Investments® Family of Funds on a relative NAV basis.

Custodian
     BNY Mellon is the custodian of the Fund’s securities and cash. As custodian for the Fund, BNY Mellon maintains a separate account or accounts for the Fund; receives, holds, and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund’s portfolio securities. BNY Mellon also serves as the Fund’s custodian for its investments in foreign securities.

Legal Counsel
     Stradley Ronon Stevens & Young, LLP serves as the Trust’s legal counsel.

PORTFOLIO MANAGERS

Other Accounts Managed
     The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of September 30, 2009. Any accounts managed in a personal capacity appear under “Other Accounts” along with other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter end for which account statements are available.

				Total Assets in
			No. of Accounts	Accounts with
	No. of	Total Assets	with Performance-	Performance-
	Accounts	Managed	Based Fees	Based Fees
Andrew Maple-Brown [MCIM]
Registered Investment	2	$515 million	0	$0
Companies
Other Pooled Investment	2	$93 million	0	$0
Vehicles
Other Accounts	5	$107 million	0	$0

Description of Material Conflicts Of Interest
     The Fund’s portfolio manager generally provides investment management services for other MCIM funds or accounts similar to those provided to the Fund.  The investment action for each such other MCIM fund or account and the Fund may differ. For example, an account or fund may be selling a security, while the Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Fund. Moreover, the portfolio manager may advise other MCIM clients with investment objectives similar to those of the Fund, and there may be instances in which the Fund would not be able to invest in certain limited investment opportunities due to the investment by other MCIM clients. Additionally, the management of multiple funds or accounts and the Fund may give rise to potential conflicts of interest, as the portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. The portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. MCIM has adopted procedures designed to allocate investments fairly across multiple funds and accounts.  Furthermore, because Macquarie is involved with a broad range of financial services, it has implemented ethical walls and similar information barriers to mitigate potential conflicts of interest arising from the activities of the portfolio manager, MCIM and other various Macquarie affiliated entities.  However, there is no assurance that such measures are sufficient to mitigate these conflicts completely.

Compensation Structure
     Compensation for MCIM portfolio managers consists of fixed remuneration in the form of a base salary and variable (at risk) performance pay in the form of an annual profit share allocation. All employees at Macquarie Group are eligible for standard health and welfare benefits and a partial match to a 401K plan.

     Fixed remuneration takes into consideration the role of individuals and market conditions. Remuneration is reviewed on a yearly basis in March/April and takes effect from July 1 of that year.

     Aggregate staff profit share is linked to Macquarie Group’s profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, use of capital, funding and risk. Macquarie Group operates profit share retention arrangements for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives. It is currently proposed that the retained amounts will be invested in the Macquarie Employee Retained Equity Plan (MEREP) subject to shareholder approval of the plan. The increased use of equity for employee remuneration will enhance the alignment between the interests of staff and shareholders as well as Macquarie Group’s ability to attract and retain high quality staff.

     Compensation is not directly based on the pre or post tax performance of the Fund over a certain period. However, performance of the Fund may be one factor taken into account in determining compensation.

TRADING PRACTICES AND BROKERAGE

     The Manager or MCIM selects broker/dealers to execute transactions on behalf of the Fund for the purchase or sale of portfolio securities on the basis of their judgment of the professional capability of the broker/dealer to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Fund. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Fund either buy securities directly from the dealer or sell them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonable brokerage commission rates based upon the professional knowledge of the Manager’s or the sub-adviser’s trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.

     Subject to best execution and Rule 12b-1(h) under the 1940 Act, the Manager or the sub-adviser may allocate, out of all commission business generated by all of the funds and accounts under its management, brokerage business to broker/dealers who provide brokerage and research services. These services include providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager or the sub-adviser in connection with their investment decision-making process with respect to one or more mutual funds and separate accounts managed by them, and might not be used, or used exclusively, with respect to the mutual fund or separate account generating the brokerage.

     As provided in the Securities Exchange Act of 1934, as amended and the Fund’s Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions directed to broker/dealers who provide such brokerage and research services may result in the Fund paying higher commissions, the Manager and/or the sub-adviser believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager and/or the sub-adviser which constitute, in some part, brokerage and research services used by the Manager or sub-adviser in connection with its investment decision-making process and constitute, in some part, services used by the Manager or sub-adviser in connection with administrative or other functions not related to their investment decision-making process. In such cases, the Manager and/or the sub-adviser will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions that generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other Delaware Investments® Funds. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

     The Manager, or the sub-adviser, may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager, the sub-adviser and the Trust’s Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

     Consistent with Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, the Manager or the subadviser may place orders with broker/dealers that have agreed to defray certain Fund expenses, such as custodian fees.

     The Fund has the authority to participate in a commission recapture program. Under the program and subject to seeking best execution (as described in the first paragraph in this section), the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Any such commission rebates will be included as a realized gain on securities in the appropriate financial statements of the Fund. The Manager and its affiliates have previously and may in the future act as an investment manager to mutual funds or separate accounts affiliated with the administrator of the commission recapture program. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment managers and may also participate in other types of businesses and provide other services in the investment management industry.

CAPITAL STOCK

Capitalization
     The Trust currently has authorized, and allocated to each Class of the Fund, an unlimited number of shares of beneficial interest with no par value allocated to each Class of the Fund. All shares are, when issued in accordance with the Trust’s registration statement (as amended from time to time), governing instruments and applicable law, fully paid, and non-assessable. Shares do not have preemptive rights. All shares of the Fund represent an undivided proportionate interest in the assets of the Fund. Shares of the Institutional Class may not vote on any matter that affects the Fund Classes’ Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Fund Classes may vote only on matters affecting their respective Class, including the Fund Classes’ Rule 12b-1 Plans that relate to the Class of shares that they hold. Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of the Fund. General expenses of the Fund will be allocated on a pro rata basis to the classes according to asset size, except that expenses of the Fund Classes’ Rule 12b-1 Plans will be allocated solely to those classes.

     As of November 23, 1999, Delaware Group Global and International Funds, Inc. changed its name to Delaware Group Global and International Funds.

Noncumulative Voting
     The Trust’s shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

PURCHASING SHARES

General Information
     Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Trust reserves the right to suspend sales of Fund shares, and reject any order for the purchase of Fund shares if, in the opinion of management, such rejection is in the Fund’s best interest. The minimum initial investment generally is $1,000 for Class A Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, Trustees and employees of any Delaware Investments® Fund, the Manager, or any of the Manager’s affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an automatic investing plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. There are no minimum purchase requirements for Class R and the Institutional Classes, but certain eligibility requirements must be satisfied.

     For Class C Shares of the Fund, each purchase must be in an amount that is less than $1 million. See “Investment Plans” for purchase limitations applicable to retirement plans. The Trust will reject any purchase order for $1 million or more of Class C Shares. An investor may exceed this limitation by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual Rule 12b-1 Plan expenses than Class C Shares and generally are not subject to a CDSC.

     Selling dealers are responsible for transmitting orders promptly. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any Delaware Investments® Fund. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

     The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

     The Fund also reserves the right, upon 60 days’ written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

     FINRA has adopted amendments to its Conduct Rules, relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.

     Certificates representing shares purchased are not ordinarily issued. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder’s account on the books maintained by the Transfer Agent. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor will be permitted to obtain a certificate in certain limited circumstances that are approved by an appropriate officer of the Fund. No charge is assessed by the Trust for any certificate issued. The Fund does not intend to issue replacement certificates for lost or stolen certificates, except in certain limited circumstances that are approved by an appropriate officer of the Fund. In those circumstances, a shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Trust for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor’s certificate(s) must accompany such request.

     Accounts of certain omnibus accounts and managed or asset-allocation programs may by opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

Alternative Purchase Arrangements - Class A and Class C Shares
     The alternative purchase arrangements of Class A Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual Rule 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual Rule 12b-1 Plan expenses. Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class C Shares are each subject to annual Rule 12b-1 Plan expenses of up to a maximum of 1.00% (0.25% of which are service fees to be paid to the Distributor, dealers, or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets. Class C Shares do not convert to another Class.

     The higher Rule 12b-1 Plan expenses on Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time.

     Class R Shares have no front-end sales charge and are not subject to a CDSC, but incur annual Rule 12b-1 expenses of up to a maximum of 0.60% . Class A Shares generally are not available for purchase by anyone qualified to purchase Class R Shares.

     In comparing Class C Shares to Class R Shares, investors should consider the higher Rule 12b-1 Plan expenses on Class C Shares. Investors also should consider the fact that Class R Shares do not have a front-end sales charge and unlike Class C Shares, are not subject to a CDSC.

     For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor, and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and Rule 12b-1 Plan fees, in the case of Class C Shares, from the proceeds of the Rule 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption, and in the case of Class R Shares, from the proceeds of the Rule 12b-1 Plan fees. Financial advisors may receive different compensation for selling Class A Shares, Class C Shares, and Class R Shares. Investors should understand that the purpose and function of the respective Rule 12b-1 Plans (including for Class R Shares) and the CDSCs applicable to Class C Shares are the same as those of the Rule 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See “Plans Under Rule 12b-1 for the Fund Classes” below.

     Dividends, if any, paid on the Fund’s Class A Shares, Class C Shares, Class R Shares, and Institutional Class Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of Rule 12b-1 Plan expenses relating to the Fund Class will be borne exclusively by the share of such Fund Class. See “Determining Offering Price and Net Asset Value” below.

     Class A Shares: Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes’ Prospectus, and may include a series of purchases over a 13-month period under a letter of intent signed by the purchaser. See “Special Purchase Features – Class A Shares” below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

     From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may re-allow to dealers up to the full amount of the front-end sales charge. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer’s Commission
     As described in the Fund Classes’ Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer’s commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

     In determining a financial advisor’s eligibility for the dealer’s commission, purchases of Class A Shares of other Delaware Investments® Funds to which a Limited CDSC applies (see “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange”) may be aggregated with those of the Class A Shares of the Fund. Financial advisors also may be eligible for a dealer’s commission in connection with certain purchases made under a letter of intent or pursuant to an investor’s right of accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer’s commission in the case of combined purchases.

     An exchange from other Delaware Investments® Funds will not qualify for payment of the dealer’s commission, unless a dealer’s commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer’s commission are subject to change or termination at any time by the Distributor at its discretion.

Level Sales Charge Alternative - Class C Shares
     Class C Shares may be purchased at NAV without a front-end sales charge and, as a result, the full amount of the investor’s purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1.00% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

     Proceeds from the CDSC and the annual Rule 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.

     Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See “Redemption and Exchange” below.

Plans Under Rule 12b-1 for the Fund Classes
     Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a plan for each of the Fund Classes (the “Plans”). Each Plan permits the relevant Fund to pay for certain distribution, promotional, and related expenses involved in the marketing of only the class of shares to which the Plan applies. The Plans do not apply to the Institutional Class. Such shares are not included in calculating the Plans’ fees, and the Plans are not used to assist in the distribution and marketing of the Institutional Classes’ Shares. Shareholders of the Institutional Class may not vote on matters affecting the Plans.

     The Plans permit the Fund, pursuant to its Distribution Agreement, to pay out of the assets of the Fund Classes monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel; holding special promotions for specified periods of time; and paying distribution and maintenance fees to brokers, dealers, and others. In connection with the promotion of shares of the Fund Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences, and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of pre-approved sales contests and/or to dealers who provide extra training and information concerning the Fund Classes and increase sales of the Fund Classes.

     In addition, the Fund may make payments from the Rule 12b-1 Plan fees of its respective Fund Classes directly to others, such as banks, who aid in the distribution of Fund Class shares or provide services in respect of a Class, pursuant to service agreements with the Trust. The Plan expenses relating to Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

     The Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Fund Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the Trust’s Independent Trustees, who may reduce the fees or terminate the Plans at any time.

     All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of the Fund Classes would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from, or to, firms that receive payments under the Plans.

     From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

     The Plans and the Distribution Agreements, as amended, have all been approved by the Board of the Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plans and the Distribution Agreements, by a vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board in the same manner as specified above.

     Each year, the Board must determine whether continuation of the Plans is in the best interest of shareholders of the Fund Classes and that there is a reasonable likelihood of each Plan providing a benefit to its respective Fund Class. The Plans and the Distribution Agreements, as amended, may be terminated with respect to a Fund Class at any time without penalty by a majority of Independent Trustees who have no direct or indirect financial interest in the Plans and the Distribution Agreements, or by a majority vote of the relevant Fund Class’ outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Fund Class’ outstanding voting securities, as well as by a majority vote of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreements. Also, any other material amendment to the Plans must be approved by a majority vote of the Board, including a majority of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreements. In addition, in order for the Plans to remain effective, the selection and nomination of Independent Trustees must be effected by the Trustees who are Independent Trustees and who have no direct or indirect financial interest in the Plans or Distribution Agreements. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board for its review.

Other Payments to Dealers - Class A Shares, Class C Shares, and Class R Shares
     The Distributor, LFD, and their affiliates may pay compensation at their own expense and not as an expense of the Fund, to Financial Intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Distributor may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative, or shareholder processing services, marketing, educational support, and ticket charges. Such payments are in addition to any distribution fees, service fees, and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Delaware Investments® Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Delaware Investments® Funds), the Fund’s advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Distributor.

     A significant purpose of these payments is to increase sales of the Fund’s shares. The Fund’s Manager or its affiliates may benefit from the Distributor’s or LFD’s payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries.

Special Purchase Features — Class A Shares
     Buying Class A Shares at Net Asset Value: The Fund Prospectus for Class A, Class C, and Class R set forth the categories of investors who may purchase Class A Shares at NAV. This section provides additional information regarding this privilege. The Fund must be notified in advance that a trade qualifies for purchase at NAV.

     Allied Plans: Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans (“Allied Plans”) which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments® Funds (“eligible Delaware Investments® Fund shares”), as well as shares of designated classes of non-Delaware Investments® Funds (“eligible non-Delaware Investments® Fund shares”). Class C Shares are not eligible for purchase by Allied Plans.

     With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments® and eligible non-Delaware Investments® Fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments® Fund shares. See “Combined Purchases Privilege” below.

     Participants in Allied Plans may exchange all or part of their eligible Delaware Investments® Fund shares for other eligible Delaware Investments® Fund shares or for eligible non-Delaware Investments® Fund shares at NAV without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments® and non-Delaware Investments® Funds, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments® Fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See “Investing by Exchange” under “Investment Plans” below.

     A dealer’s commission may be payable on purchases of eligible Delaware Investments® Fund shares under an Allied Plan. In determining a financial advisor’s eligibility for a dealer’s commission on NAV purchases of eligible Delaware Investments® Fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See “Class A Shares” above under “Alternative Investment Arrangements.”

     The Limited CDSC is applicable to redemptions of NAV purchases from an Allied Plan on which a dealer’s commission has been paid. Waivers of the Limited CDSC, as described in the Fund Classes’ Prospectus, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments® and non-Delaware Investments® Fund shares. When eligible Delaware Investments® Fund shares are exchanged into eligible non-Delaware Investments® Fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below.

     Letter of intent: The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser within a 13-month period pursuant to a written letter of intent provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Trust which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. The Fund does not accept retroactive letters of intent. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the values (at offering price at the level designated in their letter of intent) of all their shares of the Fund and of any class of any of the other Delaware Investments® Funds previously purchased and still held as of the date of their letter of intent toward the completion of such letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC, or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC, or Limited CDSC. For purposes of satisfying an investor’s obligation under a letter of intent, Class C Shares of the Fund and the corresponding classes of shares of other Delaware Investments® Funds which offer such shares may be aggregated with Class A Shares of the Fund and the corresponding class of shares of the other Delaware Investments® Funds.

     Employers offering a Delaware Investments® retirement plan may also complete a letter of intent to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the letter of intent will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments® Funds that are offered with a front-end sales charge, CDSC, or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed letter of intent based on these acceptance criteria. The 13-month period will begin on the date this letter of intent is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this letter of intent is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another letter of intent) and the employer will be billed for the difference in front-end sales charges due, based on the plan’s assets under management at that time. Employers may also include the value (at offering price at the level designated in their letter of intent) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC, or Limited CDSC of any class. Class C Shares of the Fund and other Delaware Investments® Funds which offer corresponding classes of shares may also be aggregated for this purpose.

     Combined Purchases Privilege: When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Fund and all other Delaware Investments® Funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC, or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC, or Limited CDSC.

     The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

     Right of Accumulation: In determining the availability of the reduced front-end sales charge on Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares and Class C Shares, as well as shares of any other class of any of the other Delaware Investments® Funds which offer such classes (except shares of any Delaware Investments® Fund which do not carry a front-end sales charge, CDSC, or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares of the Fund and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A Shares of the Fund, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect had the shares been purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares in the Fund Classes’ Prospectus to determine the applicability of the right of accumulation to their particular circumstances.

     12-Month Reinvestment Privilege: Holders of Class A Shares (and of the Institutional Class Shares of the Fund holding shares which were acquired through an exchange from one of the other Delaware Investments® Funds offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A shares of the Fund or in Class A shares of any of the other Delaware Investments® Funds. The reinvestment will not be assessed a front-end sales charge. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in the Delaware Investments® Funds, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

     Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the NAV next determined after receipt of remittance.

     Any reinvestment directed to a Delaware Investments® Fund in which the investor does not then have an account will be treated like all other initial purchases of such Fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for the Delaware Investments® Fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the Delaware Investments® Fund, including charges and expenses.

     Investors should consult their financial advisors or the Transfer Agent, which also serves as the Fund’s shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

     Group Investment Plans: Group Investment Plans that are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table in the Fund Classes’ Prospectus, based on total plan assets. If a company has more than one plan investing in Delaware Investments® Funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments® investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See “Retirement Plans for the Fund Classes” under “Investment Plans” below for information about retirement plans.

     The Limited CDSC is generally applicable to any redemptions of NAV purchases made on behalf of a group retirement plan on which a dealer’s commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a Delaware Investments® Fund. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below. Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer’s commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at NAV, provided that RFS either was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

INVESTMENT PLANS

Reinvestment Plan
     Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the NAV in effect on the reinvestment date) and will be credited to the shareholder’s account on that date. All dividends and distributions of the Institutional Class are reinvested in the accounts of the holders of such shares (based on the NAV in effect on the reinvestment date). A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the next fiscal year.

Reinvestment of Dividends in Other Delaware Investments® Funds
     Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Fund Classes may automatically reinvest dividends and/or distributions in any of the other Delaware Investments® Funds, including the Fund, in states where their shares may be sold. Such investments will be at NAV at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

     Subject to the following limitations, dividends, and/or distributions from other Delaware Investments® Funds may be invested in shares of the Fund, provided an account has been established. Dividends from Class A Shares may only be directed to other Class A Shares, dividends from Class C Shares may only be directed to other Class C Shares, dividends from Class R Shares may only be directed to other Class R Shares, and dividends from Institutional Class Shares may only be directed to other Institutional Class Shares.

     Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments® Fund in which their investments are held: traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, Coverdell ESA, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), or 457 Retirement Plans.

Investing by Exchange
     If you have an investment in another Delaware Investments® Fund, you may write and authorize an exchange of part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center at 800 523-1918 for more information. All exchanges are subject to the eligibility and minimum purchase requirements and any additional limitations set forth in the Fund’s Prospectus. See “Redemption and Exchange” below for more complete information concerning your exchange privileges.

Investing Proceeds from Eligible 529 Plans
     The proceeds of a withdrawal from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments® Funds will qualify for treatment as if such proceeds had been exchanged from another Delaware Investments® Fund rather than transferred from the Eligible 529 Plan, as described under “Redemption and Exchange” below. The treatment of your redemption proceeds from an Eligible 529 Plan does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of a Delaware Investments® Fund into an Eligible 529 Plan.

Investing by Electronic Fund Transfer
     Direct Deposit Purchase Plan: Investors may arrange for the Fund to accept for investment in Class A Shares, Class C Shares, or Class R Shares, through an agent bank, pre-authorized government, or private recurring payments. This method of investment assures the timely credit to the shareholder’s account of payments such as social security, veterans’ pension or compensation benefits, federal salaries, railroad retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates the possibility and inconvenience of lost, stolen, and delayed checks.

     Automatic Investing Plan: Shareholders of Class A Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways: (i) if the shareholder’s bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from his or her checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder’s bank is not a member of NACHA, deductions will be made by pre-authorized checks, known as Depository Transfer Checks. Should the shareholder’s bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

     This option is not available to participants in the following plans: SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), or 457 Retirement Plans.

*          *          *

     Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial investments under the direct deposit purchase plan and the automatic investing plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

     Payments to the Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder’s account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder’s account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder’s account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
     Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund account. The Fund will accept these investments, such as bank-by-phone, annuity payments, and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.

On Demand Service
     You or your investment dealer may request purchases of Fund shares by phone using the on demand service. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your pre-designated bank account. Your request will be processed the same day if you call prior to 4:00 p.m., Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions.

     It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

Systematic Exchange Option
     Shareholders can use the systematic exchange option to invest in the Fund Classes through regular liquidations of shares in their accounts in other Delaware Investments® Funds. Shareholders of the Fund Classes may elect to invest in one or more of the other Delaware Investments® Funds through the systematic exchange option. If, in connection with the election of the systematic exchange option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

     Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other Delaware Investments® Funds, subject to the conditions and limitations set forth in the Fund Classes’ Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next Business Day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder’s account is less than the amount specified for investment.

     Periodic investment through the systematic exchange option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. Shareholders can terminate their participation in systematic exchange option at any time by giving written notice to the fund from which exchanges are made.

     This option is not available to participants in the following plans: SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), or 457 Retirement Plans. This option also is not available to shareholders of the Institutional Classes.

Retirement Plans for the Fund Classes
     An investment in the Fund may be suitable for tax-deferred retirement plans, such as: traditional IRA, SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), or 457 Retirement Plans. In addition, the Fund may be suitable for use in Roth IRAs and Coverdell Education Savings Accounts (“Coverdell ESAs”). For further details concerning these plans and accounts, including applications, contact your financial advisor or the Distributor. To determine whether the benefits of a tax-sheltered retirement plan, Roth IRA, or Coverdell ESA are available and/or appropriate, you should consult with a tax advisor.

     The CDSC may be waived on certain redemptions of Class C Shares. See the Fund Classes’ Prospectus for a list of the instances in which the CDSC is waived.

     Purchases of Class C Shares must be in an amount that is less than $1,000,000 for retirement plans. The maximum purchase limitation applies only to the initial purchase of shares by the retirement plan.

     Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees, and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

     Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class Shares. See “Availability of Institutional Class Shares” above. For additional information on any of the plans and Delaware Investments’® retirement services, call the Shareholder Service Center at 800 523-1918.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

     Orders for purchases and redemptions of Class A Shares are effected at the offering price next calculated after receipt of the order by the Fund, their agent or certain other authorized persons. Orders for purchases and redemptions of Class C Shares, Class R Shares, and Institutional Class Shares are effected at the NAV per share next calculated after receipt of the order by the Fund, its agent, or certain other authorized persons. See “Distributor” under “Investment Manager and Other Service Providers” above. Selling dealers are responsible for transmitting orders promptly.

     The offering price for Class A Shares consists of the NAV per share plus any applicable sales charges. Offering price and NAV are computed as of the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time, on Business Days. The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year’s Day, Martin Luther King, Jr.’s Birthday, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m., Eastern time. When the NYSE is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

     Generally, trading in securities of European, Asian, and Far Eastern securities exchanges and on over-the-counter markets in these regions is completed substantially at various times prior to the close of business on each Business Day. In addition, European, Asian, or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in various foreign markets on days which are not Business Days and days on which the Fund’s NAVs is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. For a Fund that invests a significant portion of assets in foreign securities, “fair value” prices are provided by an independent fair value service (if available) and are intended to reflect more accurately the value of those securities at the time the Fund’s NAV is calculated. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Fund, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

     The NAV per share for each share class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. In determining the Fund’s total net assets, equity portfolio securities primarily listed or traded on a national or foreign securities exchange, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq) are generally valued at the closing price on that exchange, unless such closing prices are determined to be not readily available pursuant to the Fund’s pricing procedures. Securities traded on the Nasdaq are valued in accordance with the Nasdaq official closing price, which may not be the last sales price. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. For valuation purposes, foreign currencies and foreign securities denominated in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars based on rates in effect that day. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange. Use of a pricing service has been approved by the Board. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board.

     Each Class of the Fund will bear, pro rata, all of the common expenses of the Fund. The NAVs of all outstanding shares of each Class of the Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund will be borne on a pro rata basis by each outstanding share of a Class, based on each Class’ percentage in the Fund represented by the value of shares of such Classes, except that Institutional Classes will not incur any of the expenses under the Trust’s Rule 12b-1 Plans, while the Fund Classes will bear the Rule 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the NAV of each Class of the Fund will vary.

REDEMPTION AND EXCHANGE

General Information
     You can redeem or exchange your shares in a number of different ways that are described below. Your shares will be redeemed or exchanged at a price based on the NAV next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next Business Day. See the Fund’s Prospectus. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

     Except as noted below, for a redemption request to be in “good order,” you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the Delaware Investments® Fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days’ written notice to shareholders.

     In addition to redemption of the Fund’s shares, the Distributor, acting as agent of the Fund, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder’s cost, is the NAV per share next determined after receipt of the request in good order by the Fund, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and NAV are determined. See “Determining Offering Price and Net Asset Value” above. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

     Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its Business Day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and NAV are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

     Payment for shares redeemed will ordinarily be mailed the next Business Day, but in no case later than seven days, after receipt of a redemption request in good order by either the Fund or certain other authorized persons (see “Distributor” under “Investment Manager and Other Service Providers”); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

     The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until they are reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder’s address of record.

     If a shareholder has been credited with a purchase by a check, which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder’s account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

     In case of a suspension of the determination of the NAV because the NYSE is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such cases, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

     Payment for shares redeemed or repurchased may be made either in cash or in-kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of such Fund during any 90-day period for any one shareholder.

     The value of the Fund’s investments is subject to changing market prices. Thus, a shareholder redeeming shares of the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

     Certain redemptions of Class A Shares purchased at NAV may result in the imposition of a Limited CDSC. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” below. Class C Shares are subject to CDSCs as described in the Fund Classes’ Prospectus. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there may be a bank wiring cost, neither the Fund nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

     Holders of Class C Shares that exchange their shares (“Original Shares”) for shares of other Delaware Investments® Funds (in each case, “New Shares”) in a permitted exchange will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original Shares were exchanged. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares.

     Holders of Class A Shares of the Fund may exchange all or part of their shares for shares of other Delaware Investments® Funds, including other Class A Shares, but may not exchange their Class A Shares for Class C Shares, or Class R Shares of the Fund or of any other Delaware Investments® Fund. Holders of Class C Shares are permitted to exchange all or part of their Class C Shares only into Class C Shares of any other Delaware Investments® Fund. Class C Shares of the Fund acquired by exchange will continue to carry the CDSC of the fund from which the exchange is made. Holders of Class R Shares of the Fund are permitted to exchange all or part of their Class R Shares only into Class R Shares of other Delaware Investments® Funds or, if Class R Shares are not available for a particular fund, into the Class A Shares of such Fund.

     Permissible exchanges into Class A Shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class C Shares will be made without the imposition of a CDSC by the Delaware Investments® Fund from which the exchange is being made at the time of the exchange.

     The Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets.

     The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund to be a market timer.

     Market timing of a Delaware Investments® Fund occurs when investors make consecutive rapid short-term “roundtrips,” or in other words, purchases into a Delaware Investments® Fund followed quickly by redemptions out of that Fund. A short-term roundtrip is any redemption of Fund shares within 20 Business Days of a purchase of that Fund’s shares. If you make a second such short-term roundtrip in a Delaware Investments® Fund within the same calendar quarter of a previous short-term roundtrip in that Fund, you may be considered a market timer. The purchase and sale of Fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

     Your ability to use the Fund’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

Written Redemption
     You can write to the Fund at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail (or 430 W. 7th Street, Kansas City, MO 64105 by overnight courier service) to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program (“STAMP”). The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees, or guardians.

     Payment is normally mailed the next Business Day after receipt of your redemption request. If your Class A shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates generally are no longer issued for Class A shares and Institutional Class shares. Certificates are not issued for Class C Shares.

Written Exchange
     You may also write to the Fund (at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105 by overnight courier service) to request an exchange of any or all of your shares into another Delaware Investments® Fund, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
     To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you hold your Class A shares or Institutional Class shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

     Telephone Redemption — The “Check to Your Address of Record” service and the “telephone exchange” service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account, in writing, that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate, or suspend these procedures upon 60 days’ written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

     The Fund and its Transfer Agent are not responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund are generally tape recorded, and a written confirmation will be provided for all purchase, exchange, and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

     Telephone Redemption –Check to Your Address of Record — The telephone redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is only available to individual, joint, and individual fiduciary-type accounts.

     Telephone Redemption – Proceeds to Your Bank — Redemption proceeds of $1,000 or more can be transferred to your pre-designated bank account by wire or by check. You should authorize this service when you open your account. If you change your pre-designated bank account, you must complete an authorization form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next Business Day. If the proceeds are wired to the shareholder’s account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder’s bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next Business Day after receipt of your redemption request to your pre-designated bank account. There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your pre-designated bank account. Simply call the Shareholder Service Center at 800 523-1918 prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange
     The telephone exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other Delaware Investments® Funds under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Fund, as described above. Telephone exchanges may be subject to limitations as to amount or frequency.

     The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the Delaware Investments® Funds. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

On Demand Service
     You or your investment dealer may request redemptions of Fund Class shares by phone using the on demand service. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be deposited to your pre-designated bank account. Your request will be processed the same day if you call prior to 4:00 p.m., Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions. For more information, see “On Demand Service” under “Investment Plans” above.

Systematic Withdrawal Plans
     Shareholders of the Fund Classes who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a systematic withdrawal plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the investments made through qualified retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder’s account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

     Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two Business Days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at NAV. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor’s savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a systematic withdrawal plan.

     The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

     Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in the Fund must be terminated before a systematic withdrawal plan with respect to such shares can take effect, except if the shareholder is a participant in a retirement plan offering Delaware Investments® Funds or is investing in Delaware Investments® Funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a systematic withdrawal plan may be subject to a Limited CDSC if the purchase was made at NAV and a dealer’s commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class C Shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the Plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each systematic withdrawal plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See the Fund Classes’ Prospectus for more information about the waiver of CDSCs.

     An investor wishing to start a systematic withdrawal plan must complete an authorization form. If the recipient of systematic withdrawal plan payments is other than the registered shareholder, the shareholder’s signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

     Systematic withdrawal plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your pre-designated bank account through the on demand service. Your funds will normally be credited to your bank account up to four Business Days after the payment date. There are no separate fees for this redemption method. It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an account services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee. This service is not available for retirement plans.

     The systematic withdrawal plan is not available for the Institutional Classes. Shareholders should consult with their financial advisors to determine whether a systematic withdrawal plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
     For purchases of $1,000,000, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (i) 1.00% if shares are redeemed during the first year after the purchase; and (ii) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at NAV and triggered the payment by the Distributor of the dealer’s commission described above in “Dealer’s Commission” under “Purchasing Shares.”

     The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (i) the NAV at the time of purchase of the Class A Shares being redeemed; or (ii) the NAV of such Class A Shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments® Fund and, in the event of an exchange of Class A Shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange.

     Redemptions of such Class A Shares held for more than two years will not be subject to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments® Fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two-year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Fund or Class A Shares acquired in the exchange.

     In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges
     Please see the Fund Classes’ Prospectus for instances in which the Limited CDSC applicable to Class A Shares and the CDSCs applicable to Class C Shares may be waived.

     As disclosed in the Fund Prospectus for Classes A, C, and R, certain retirement plans that contain certain legacy assets may redeem shares without paying a CDSC. The following plans may redeem shares without paying a CDSC:

  The redemption must be made by a group defined contribution retirement plan that purchased Class A shares through a retirement plan alliance program that required shares to be available at NAV and RFS served as the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specified that the limited CDSC would be waived.

  The redemption must be made by any group retirement plan (excluding defined benefit pension plans) that purchased Class C shares prior to a recordkeeping transition period from August 2004 to October 2004 and purchased shares through a retirement plan alliance program, provided that (i) RFS was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program and (ii) RFS provided fully bundled retirement plan services and maintained participant records on its proprietary recordkeeping system.

DISTRIBUTIONS AND TAXES

Distributions
     The Fund will normally make payments from net investment income on a quarterly basis. Payments from net realized capital gains of the Fund, if any, will be distributed annually in the quarter following the close of the fiscal year.

     Each class of shares of the Fund will share proportionately in the investment income and expenses of the Fund, except that, absent any applicable fee waiver, Class A Shares, and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

     All dividends and any capital gains distributions will be automatically reinvested in additional shares of the same Class of the Fund at NAV unless otherwise designated in writing that such dividends and/or distributions be paid in cash. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder’s election to receive dividends in cash. If such a shareholder’s dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

     Any check in payment of dividends or other distributions which cannot be delivered by the United States Postal Service or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then-current NAV and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder’s account the costs of the Fund’s efforts to locate a shareholder if a shareholder’s mail is returned by the United States Postal Service or the Fund is otherwise unable to locate the shareholder or verify the shareholder’s mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

Taxes
     Distributions of Net Investment Income. The Fund receives income generally in the form of dividends and interest on their investments in portfolio securities. This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares. Distributions from qualified dividend income are taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

     Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary in order to reduce or eliminate federal excise or income taxes on the Fund.

     Returns of Capital. If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

     Effect of Investment in Foreign Securities. The Fund is permitted to invest in foreign securities as described above. Accordingly, the Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund’s distributions paid to you.

     Pass-through of foreign tax credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. Your use of foreign dividends, designated by the Fund as qualified dividend income subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

     Effect of foreign debt investments on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income for federal income tax purposes by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.

     PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies (“PFICs”). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which might be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

     Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

     Election to be Taxed as a Regulated Investment Company. The Fund has elected, or intends to elect, to be treated as a regulated investment company under Subchapter M of the Code and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you. The Board reserves the right not to distribute the Fund’s net long-term capital gain or not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, the Fund would be taxed on the gain at the highest corporate tax rate, and the shareholders of the Fund would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If the Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to you will be treated as taxable dividend income to the extent of such Fund’s earnings and profits.

     In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain asset diversification, income and distribution specific requirements, including:

     (i) The Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer;

     (ii) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

     (iii) The Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

     Excise Tax Distribution Requirements. To avoid a 4% federal excise tax, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending November 30; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

     Sales, Exchanges and Redemption of Fund Shares. Sales, exchanges, and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

     Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

     Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

     Deferral of basis — Class A shares only. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

     IF:

  In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
  You sell some or all of your original shares within 90 days of their purchase, and
  You reinvest the sales proceeds in the Fund or in another Fund of the Trust, and the sales charge that would otherwise apply is reduced or eliminated;

     THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

     Cost Basis Reporting. Under recently enacted provisions of the Emergency Economic Stabilization Act of 2008, the Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.

     U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (for example, Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

     Qualified Dividend Income for Individuals. For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income, which is eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by the Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.

     Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

     While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

     After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

     This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by the Fund with respect to its taxable years beginning after December 31, 2010 (sunset date), unless such provision is extended or made permanent.

     Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. Because the income of the Fund primarily is derived from investments in foreign securities, either none or only a small portion of the Fund’s income dividends will be eligible for the corporate dividends-received deduction.

     The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

     Investment in Complex Securities. The Fund may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could also affect whether gain or loss recognized by the Fund is treated as ordinary or capital or as interest or dividend income. These rules could, therefore, affect the amount, timing or character of the income distributed to you by the Fund. For example:

     Derivatives. The Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts. If the Fund makes these investments, under certain provisions of the Code, it may be required to mark-to-market these contracts and recognize for federal income tax purposes any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these provisions, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of November 30 (for capital gain net income and ordinary income arising from certain foreign currency contracts) and to realize and distribute any resulting income and gains.

     Short sales and securities lending transactions. The Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position. Additionally, the Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will be in lieu of dividends or interest subject to foreign tax credits and not eligible for reduced rates of taxation on qualified dividend income and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

     Tax straddles. The Fund's investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

     Securities purchased at discount. The Fund is permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest, or payment-in-kind (“PIK”) bonds that could require it to accrue and distribute income not yet received. If the Fund invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

     Convertible preferred stock. Convertible preferred stock with a mandatory conversion feature is ordinarily (but not always) treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

     Investment in taxable mortgage pools (excess inclusion income). The Fund may invest in U.S.-REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. While the Fund does not intend to invest in U.S.-REITs, a substantial portion of the assets of which generates excess inclusion income, there can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

     The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Fund is awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in the Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

     Investments in securities of uncertain tax character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

     Backup Withholding. By law, the Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

  provide your correct social security or taxpayer identification number, certify that this number is correct,
  certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

     The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

     Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

     In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Fund from its net long-term capital gains, and with respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

     Capital gain dividends and short-term capital gain dividends. In general, (i) a capital gain dividend designated by the Fund and paid from its net long-term capital gains, or (ii) with respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), a short-term capital gain dividend designated by the Fund and paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

     Interest-related dividends. With respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), dividends designated by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

     Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

     Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; effectively connected income. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

     Investment in U.S. real property. The Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (U.S.-REIT). The sale of a U.S. real property interest (USRPI) by the Fund or by a U.S. REIT or U.S. real property holding corporation in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders

     The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC) received from a U.S. REIT or U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) as follows:

  The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S.-REIT if, in general, more than 50% of the RIC’s assets consists of interests in U.S.-REITs and U.S. real property holding corporations, and
  You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.
  If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.
  In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

     These rules apply to dividends with respect to the Fund’s taxable years beginning before January 1, 2010 (sunset date), except that after such sunset date, Fund distributions from a U.S.-REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

     Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

     U.S. estate tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2010, unless such provision is extended or made permanent. Transfers by gift of shares of the Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.

     U.S tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

     The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

     Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Part B. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local, and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund.

PERFORMANCE INFORMATION

     To obtain the Fund’s most current performance information, please call 800 523-1918 or visit www.delawareinvestments.com.

     Performance quotations represent the Fund’s past performance and should not be considered as representative of future results. The Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable U.S. securities laws, as they may be revised from time to time by the SEC.

FINANCIAL STATEMENTS

     Ernst & Young, LLP, which is located at which is located at 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, will audit the annual financial statements of the Fund. Because the Fund had not commenced operations prior to the date of this Part B, the Fund has no financial history.

PRINCIPAL HOLDERS

     Because the Fund had not commenced operations prior to the date of this Part B, the Fund has no principal holders.